UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2017

Target Date Portfolios
Target Date 2020
Target Date 2025
Target Date 2030
Target Date 2035
Target Date 2040
Target Date 2045
Target Date 2050
Target Date 2055

Goldman Sachs Target Date Portfolios

∎	TARGET DATE 2020

∎	TARGET DATE 2025

∎	TARGET DATE 2030

∎	TARGET DATE 2035

∎	TARGET DATE 2040

∎	TARGET DATE 2045

∎	TARGET DATE 2050

∎	TARGET DATE 2055

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Target Date Portfolios

Market Review

During the period between November 1, 2016 and August 31, 2017 (the “Reporting Period”), U.S., international and emerging markets equities rallied despite unexpected geopolitical events and shifting global central bank monetary policy. Within the broad U.S. fixed income market, spread, or non-government bond, sectors generally produced positive returns as interest rates rose and investors’ risk appetite increased.

U.S. Equities

When the Reporting Period began in November 2016, U.S. equities sold off ahead of the presidential elections but surged higher after the surprise result on anticipation of a potentially pro-growth effect from the incoming Administration’s fiscal stimulus plan. In December 2016, the Federal Reserve (“Fed”) raised interest rates 25 basis points as had largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement. (A basis point is 1/100th of a percentage point. Hawkish implies higher interest rates; opposite of dovish.)

U.S. equities rallied significantly in the first two months of 2017 before declining in March. In January 2017, U.S. equities advanced on the prospect of deregulation following presidential executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats made headlines. Despite political uncertainty and concerns about protectionism, U.S. equities continued to advance in February 2017 amid “risk on” sentiment, or increased risk appetite, due to potential U.S. tax reform and deregulation as well as on stronger economic data. In March 2017, the Fed raised interest rates another 25 basis points, while maintaining its projections for three rate hikes in 2017. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction. Political risks subsequently drove U.S. equities lower as Republicans in the House of Representatives struggled to schedule a vote on health care legislation.

U.S. equities declined in April 2017 as Fed minutes suggested stocks were overvalued, but then rebounded on strong first quarter 2017 earnings reports and receding European political risk following the French presidential election. Although the labor market remained strong, economic activity and inflation data appeared to be moderating during the second quarter of 2017. The core consumer price index (“CPI”) softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditure (“PCE”) remained below the Fed’s 2% target at just 1.4% year over year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pickup in household spending and business fixed investment. The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios.

U.S. equities gained in July 2017. At the beginning of the month, the Institute for Supply Management (“ISM”) reported its manufacturing index had risen to 57.8% during June 2017, the highest level in nearly three years. However, inflation dynamics remained weak. Core CPI stayed soft in June 2017, rising 1.7% year over year and 0.1% month over month. Fed Chair Yellen’s assessment during her Congressional testimony that the federal funds rate was close to its neutral policy rate was interpreted dovishly by markets. The Fed kept its monetary policy unchanged in July 2017, as had been widely expected. The Fed’s statement included an upgrade to its assessment of job growth as well as an acknowledgment that inflation was “below” target.

MARKET REVIEW

This compares with its prior view, which noted inflation was “somewhat below” its 2% target, a shift that resulted in a mildly dovish market reaction. The Fed also stated it expected its balance sheet normalization to begin “relatively soon.” (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

U.S. equities were roughly flat in August 2017. U.S. economic activity continued to be strong, with several surveys on consumer sentiment and manufacturing surprising positively. This was in contrast to subdued inflation. Minutes from the Fed’s July policy meeting suggested increased concerns on inflation, highlighting that “many participants” saw “some likelihood that inflation may remain below 2 percent for longer than expected.” Hurricane Harvey caused extensive flooding and damage in Texas and Louisiana and significantly impacted refinery operations, resulting in a surge in gasoline prices.

International Equities

Soon after the Reporting Period began in early November 2016, international equities rallied on the unexpected outcome of the U.S. presidential elections. Investors appeared optimistic about the potential pro-growth effect of the incoming Administration’s fiscal stimulus plan. However, U.S. dollar appreciation against local currencies detracted from their U.S. dollar performance. International equities then saw a strong advance during an eventful December 2016, with the resignation of Italy’s prime minister after voters’ rejection of its constitutional referendum, the Fed’s interest rate hike, and the European Central Bank’s (“ECB”) decision to slow its monthly pace of quantitative easing while extending its program to the end of 2017.

International equities continued their rally in early January 2017 on the prospect of U.S. deregulation following presidential executive orders on oil pipelines and optimism around infrastructure spending. However, international equity markets subsequently retreated on political uncertainty and protectionism concerns. In February 2017, international equities were buoyed by “risk on” sentiment owing to potential U.S. tax reform and deregulation as well as on strong economic data. In March 2017, Fed Chair Yellen’s seemingly cautious stance on the future path of tightening and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction and the appreciation of the Japanese yen, despite the Bank of Japan (“BoJ”) maintaining its policy rate. Meanwhile, the ECB kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upward. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

During the second quarter of 2017, international equities were bolstered by receding political risk, as the centrist candidate defeated the nationalist candidate in the French election and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment Five Star Movement saw a setback in local elections, and expectations for parliamentary elections this year declined. However, market optimism for pro-growth U.S. fiscal policy was dampened by political developments. Strong first quarter 2017 corporate earnings results, with double-digit growth across virtually all major developed market regions, were supportive for international equity markets. In June 2017, European markets reacted hawkishly to ECB President Mario Draghi’s optimistic outlook for recovering inflation and his cautious reference to tapering of asset purchases. Japanese equities saw a temporary pull-back in June 2017, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed’s June rate hike.

MARKET REVIEW

International equities gained in July 2017. However, a dovish market reaction to the Fed’s decision to leave interest rates unchanged at its July policy meeting, combined with political turmoil in Washington, D.C., added to U.S. dollar weakness. Meanwhile, market expectations of asset purchase tapering by the ECB continued to support the euro, despite ECB President Draghi’s cautious and mildly dovish tone at the ECB’s July 2017 policy meeting. The BoJ maintained its monetary policy during the month, pushing back the timeframe for achieving its 2% inflation target from 2018 to 2019, as slow wage growth continued to cloud the inflation outlook.

In August 2017, international equities were generally flat. Eurozone economic growth picked up to an annualized rate of 2.1% in the second calendar quarter from 1.9% in the first calendar quarter. However, economic activity indicators appeared to be moderating, though still at relatively robust levels. The Japanese yen strengthened as risk sentiment deteriorated amid escalating geopolitical tensions between U.S. and North Korea, creating headwinds for Japanese equities. Contrary to the expectations of some market participants, the Fed’s Jackson Hole Economic Policy Symposium toward the end of the month provided no indication of the monetary policy outlooks of either Fed Chair Yellen or ECB President Draghi. This buoyed Japanese equities, as did moderating geopolitical risks and encouraging U.S. economic data.

Emerging Markets Equities

In early November 2016, soon after the Reporting Period started, emerging markets equities fell sharply following the unexpected outcome of the U.S. presidential elections due to headwinds from the resulting rise in U.S. Treasury yields and appreciation of the U.S. dollar. Concerns about protectionist U.S. trade and immigration policies also weighed on emerging markets equities. In December 2016, emerging markets equities remained weak, as the Fed raised interest rates 25 basis points and set a more hawkish tone for its 2017 rate hike path.

Despite the political uncertainty and protectionism concerns arising from the new U.S. Administration in January 2017, emerging markets equities were buoyed by optimism about economic growth, owing to strong economic data and rising metal and soft commodity prices. February 2017 was another month of positive performance for emerging markets equities, as investors continued to assess the outlook for potential tax reform, deregulation and other fiscal policies out of the new U.S. Administration. Indian equities were a standout performer, as a pragmatic Union Budget and a strong third quarter 2016 Gross Domestic Product (“GDP”) number were supportive of risk sentiment, particularly following India’s November 2016 demonetization move. (On November 8, 2016, India’s prime minister announced that 86% of the country’s currency would be rendered null and void in 50 days. It was posited as a move to crackdown on corruption and the country’s booming under-regulated and virtually untaxed grassroots economy, but was also being used as a driver to get millions of Indians onto the country’s official economic grid — many for the first time. The crackdown saw all 500 and 1,000 rupee notes — the country’s most popular currency denominations — removed from circulation, while a new 2,000 rupee note was added. Five hundred rupees is roughly the equivalent of $7.50.)

In March 2017, the Fed raised interest rates by another 25 basis points. However, the market reacted dovishly on a seemingly cautious stance on the future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee. Mexico was the best performing country within emerging markets equities in March 2017, boosted by peso appreciation following a fourth consecutive rate hike by its central bank, Banxico.

Receding political risk in Europe was supportive for emerging markets equities during the second quarter of 2017. Chinese equities, which largely shrugged off a May 2017 sovereign credit rating downgrade by Moody’s Investors Service, rallied on easing market concerns after

MARKET REVIEW

the People’s Bank of China made a distinction between ongoing financial deleveraging and monetary policy tightening and also as the Chinese renminbi appreciated. In India, continued progress on the Goods and Services Tax (“GST”) implementation and a better outlook for the monsoon season were positive for Indian equities during May 2017, offsetting softer economic data. However, Indian equities sold off in June 2017 on concerns about the impact on growth of the GST rollout as well as elevated valuations, despite supportive domestic monetary and fiscal policy developments. Qatar was the worst performing emerging markets country for the second calendar quarter overall, as several key Gulf states cut off diplomatic ties and closed borders with the country, citing security concerns.

Emerging markets equities continued to enjoy strong returns in July 2017. The market’s dovish reaction to the Fed’s decision to leave interest rates unchanged at its July policy meeting, combined with continuing political gridlock in Washington, D.C., increased U.S. dollar weakness against emerging markets currencies. Latin American equities advanced during the month, with standout Brazilian equity performance driven by a 100 basis point rate cut by the Central Bank of Brazil and the appreciation of the Brazilian real. Elsewhere in Latin America, the central banks of Peru and Colombia both lowered their policy interest rates by 25 basis points. In Asia, China outperformed on strong June 2017 economic activity data, with second calendar quarter GDP coming in at an annualized rate of 6.9%. Chinese corporate sector balance sheets also showed signs of improvement. Indian equities experienced a strong rebound, driven by tailwinds that included a successful GST rollout, a good monsoon season and higher market expectations of central bank rate cuts due to moderating inflation.

Emerging markets equities rallied further in August 2017, outperforming developed markets equities overall. Persistently low U.S. inflation led the markets to price in a more dovish pace of Fed rate hikes. This, along with U.S. dollar weakness and solid earnings forecasts, supported emerging markets equities. Asian equities underperformed on escalating geopolitical tensions between the U.S. and North Korea. China outperformed broader Asia on solid earnings results for the first half of 2017 and robust investment flows from mainland China to Hong Kong. However, despite a 25 basis point rate cut by the Reserve Bank of India, Indian equities underperformed on meaningful 2017 earnings downgrades. India’s economic data was also disappointing, due to the lagging effects of demonetization and spillover from GST implementation. South Korean equities were weak on the country’s outsized exposure to geopolitical tensions with North Korea following missile launches as well as on domestic concerns about government policy. Latin American equities outperformed, with Peru and Chile benefiting from surging copper prices and Brazil gaining on strong economic data and the dismissal of corruption accusations against the country’s president.

Fixed Income Markets

During November 2016, when the Reporting Period began, spread sectors were volatile. Investor sentiment was dominated by the results of the U.S. presidential elections, which appeared to change expectations for future fiscal and regulatory policy. More specifically, investors appeared to anticipate fiscal stimulus, a looser regulatory agenda and a faster pace of Fed monetary policy tightening. Global interest rates rose, and the U.S. dollar appreciated versus other developed markets and emerging markets currencies. Meanwhile, the U.S. economy continued to strengthen, with strong jobs growth and increased consumer spending reported. In December 2016, spread sectors advanced, outpacing U.S. Treasury securities. Mid-month, the Fed hiked short-term interest rates, which resulted in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields and additional appreciation in the U.S. dollar. In Europe, the ECB announced it would reduce its monthly pace of asset

MARKET REVIEW

purchases starting in April 2017 but stated it would extend its quantitative easing program to the end of 2017. On the political front, Italy voted to reject its constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016. Crude oil prices rose following an agreement by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies.

During the first quarter of 2017, spread sectors provided mixed results versus U.S. Treasuries but posted gains overall. Investors focused on the prospect of pro-growth policies from the new U.S. Administration, which we believe helped boost business and consumer sentiment to near record levels. Investors also evaluated the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid and synchronized global expansion, led by developed markets, most notably the U.S. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. (Brexit refers to the U.K.’s efforts to exit the European Union.) The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in the country’s then-upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation forecast, while the Fed raised its target range for the federal funds rate by 25 basis points. Minutes from the meeting raised expectations that Fed balance sheet normalization would begin in 2017. Despite the Fed’s monetary policy tightening, U.S. financial conditions eased and the U.S. dollar weakened versus both developed and emerging markets currencies during the first calendar quarter.

In the second quarter of 2017, spread sectors generally recorded positive returns, though with mixed results relative to U.S. Treasuries. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided an optimistic assessment of the risks to growth, but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada. During the second quarter of 2017, the U.S. dollar continued to weaken versus many global currencies.

In July 2017, spread sectors broadly advanced, outperforming U.S. Treasury securities. The Fed kept its monetary policy unchanged, though policymakers noted that balance sheet normalization would begin “relatively soon.” U.S. financial conditions continued to ease despite previous Fed

MARKET REVIEW

rate hikes, while European financial conditions tightened on raised expectations for the potential withdrawal of the ECB’s accommodative monetary policy. In the U.S., second quarter 2017 GDP increased at an annualized rate of 2.6%, contrasting with inflation, which was subdued. In Europe, economic data continued to strengthen, but inflation remained below the ECB’s target and forecast. The U.S. dollar weakened relative to many global currencies.

During August 2017, spread sectors generally lagged U.S. Treasuries due to bouts of “risk off” sentiment, or increased risk aversion, amid rising geopolitical risks. In the U.S., limited progress on the Administration’s pro-growth fiscal policy measures, concerns about September 2017 debt limit and spending bill deadlines, and geopolitical uncertainty pushed down U.S. government bond yields. Second quarter 2017 U.S. GDP was revised up to an annualized rate 3.0% and the ISM’s manufacturing index rose to a six-year high in August 2017. In Europe, economic data was generally positive, driving appreciation of the euro against the U.S. dollar. In Japan, second calendar quarter GDP was revised down sharply from a preliminary annualized reading of 4% to 2.8%.

Looking Ahead

At the end of the Reporting Period, we believed global economic growth was in the midst of a synchronized upswing, led by developed markets with support from recovery in emerging economies. In the U.S., the labor market continued to tighten and financial conditions remained easy. Regarding Europe, economic growth surprises have driven our growth outlook for 2017 higher. In 2018, we expect to see modest slowing in several world economies, but we do not think such slowing will end the global expansion cycle, and we expect growth to remain above trend overall.

Inflation generally remained soft at the end of the Reporting Period, despite tight labor markets in some economies, most notably the U.S. We think global factors such as labor mobility are subduing inflationary pressures. In the U.S., we think recent soft economic data have interrupted, not derailed, the gradual rising trend in core inflation and wages. In Europe and Japan, we think structural challenges will continue to constrain wages and core inflation.

Regarding central bank policy, we believe the agenda is increasingly dominated by quantitative tightening, with the U.S. leading the way. In September 2017, we expect the Fed to formally unveil its plan for scaling down the size of its balance sheet and think implementation could begin in October 2017, with balance sheet normalization likely to span multiple years, in our view. In Europe, we think the ECB will increase communication about its strategy for tapering asset purchases starting in 2018. That said, we see the possibility that purchases could continue into 2019 due to recent currency strength weighing on an already-subdued inflation outlook. As for interest-rate policy, we expect one further rate hike by the Fed in 2017, provided inflation data improves and financial conditions do not tighten materially. We do not see rate hikes in Europe or Japan in the near term.

On the political front, market reaction to heighted geopolitical risk on the Korean Peninsula was relatively contained during the Reporting Period. In the U.S., we believe low expectations regarding the Administration’s ability to implement its pro-growth agenda creates potential for positive market surprises. We think there is a chance the Administration will press ahead with fiscal proposals during the fall of 2017. In Europe, we believe political risk could increase ahead of several upcoming events, including the Catalan Independence Referendum in Spain and elections in Austria and Italy. We expect continued uncertainty around the eventual Brexit outcome.

PORTFOLIO RESULTS

Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio and Goldman Sachs Target Date 2055 Portfolio

Investment Process and Principal Strategies

The Goldman Sachs Target Date 2020 Portfolio, the Goldman Sachs Target Date 2025 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2035 Portfolio, the Goldman Sachs Target Date 2040 Portfolio, the Goldman Sachs Target Date 2045 Portfolio, the Goldman Sachs Target Date 2050 Portfolio and the Goldman Sachs Target Date 2055 Portfolio (collectively, the “Portfolios”) seek to provide capital appreciation and current income consistent with each respective Portfolio’s current asset allocation. The Portfolios employ asset allocation strategies designed for investors who plan to retire and to begin gradually withdrawing their investment beginning in or around 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 (respectively, the “Target Dates”). The Portfolios generally seek to achieve their investment objective by investing in shares of exchange-traded funds (“ETFs”) and other registered investment companies (collectively, the “Underlying Funds”), according to an asset allocation strategy developed by Madison Asset Management, LLC, the sub-adviser, which is unaffiliated with Goldman Sachs Asset Management, L.P., the investment adviser for the Portfolios.

Portfolio Management Discussion and Analysis

The Board of Trustees of Goldman Sachs Trust II (the “Board”) has approved a change to the fiscal year end of the Goldman Sachs Target Date Portfolios (the “Portfolios”). Effective August 1, 2017, the Portfolios’ fiscal year end changed from October 31 to August 31. Below, the Madison Asset Management, LLC portfolio management team, the Portfolios’ sub-adviser, discusses the Portfolios’ performance and positioning for the period from November 1, 2016 through August 31, 2017 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Target Date 2020 Portfolio — During the Reporting Period, the Target Date 2020 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 6.06%, 6.42%, 6.02%, 6.26%, 5.86% and 6.42%, respectively. These returns compare to the 8.86% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2020 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2025 Portfolio — During the Reporting Period, the Target Date 2025 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 8.77%, 9.22%, 8.83%, 9.06%, 8.67% and 9.22%, respectively. These returns compare to the 10.27% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2025 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2030 Portfolio — During the Reporting Period, the Target Date 2030 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 10.47%, 10.87%, 10.47%, 10.71%, 10.30% and 10.88%, respectively. These returns compare to the 11.61% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2030 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2035 Portfolio — During the Reporting Period, the Target Date 2035 Portfolio’s Class A,

PORTFOLIO RESULTS

Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 11.39%, 11.75%, 11.36%, 11.59%, 11.20% and 11.75%, respectively. These returns compare to the 12.65% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2035 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2040 Portfolio — During the Reporting Period, the Target Date 2040 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 12.37%, 12.85%, 12.21%, 12.68%, 12.16% and 12.73%, respectively. These returns compare to the 13.88% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2040 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2045 Portfolio — During the Reporting Period, the Target Date 2045 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 13.17%, 13.52%, 13.03%, 13.48%, 12.98% and 13.64%, respectively. These returns compare to the 14.63% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2045 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2050 Portfolio — During the Reporting Period, the Target Date 2050 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 14.21%, 14.58%, 14.18%, 14.42%, 14.02% and 14.59%, respectively. These returns compare to the 15.33% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2050 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2055 Portfolio — During the Reporting Period, the Target Date 2055 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 14.90%, 15.32%, 14.83%, 15.16%, 14.66% and 15.32%, respectively. These returns compare to the 15.80% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2055 Index (Total Return, Unhedged, USD) during the same period.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios benefited from our asset allocation decisions to favor certain asset classes through the Underlying Funds. Security selection was a slight drag on performance during the Reporting Period.

Q	How did the Portfolios’ asset allocations affect performance during the Reporting Period?

A	Within the Portfolios’ strategic allocations, our slight preference for equities over fixed income produced positive results. Within equities, the Portfolios benefited from their strategic allocations to non-U.S. stocks, which outpaced U.S. stocks during the Reporting Period, especially between January 1, 2017 and August 31, 2017. The Portfolios were also helped by their small tactical overweights in European stocks. Conversely, the Portfolios’ were hurt by our preference for higher quality companies (i.e., those with higher returns on equity and assets), which was expressed through tactical allocations to exchange-traded funds (“ETFs”) that emphasize lower volatility.

Within U.S. equities, our decision to modestly increase tactical exposure to U.S. mid-cap stocks detracted from the Portfolios’ performance, as large-cap and small-cap stocks outpaced mid-cap stocks during the Reporting Period. In addition, the Portfolios’ slight bias toward value stocks, which generally lagged growth stocks, dampened results. On the positive side, tactical overweights in regional banks and technology stocks bolstered returns.

Within fixed income, tactical exposure to intermediate-term U.S. Treasuries and their cash holdings detracted from the Portfolios’ performance. This was offset by the Portfolios’ tactical allocations to high yield loans and longer-duration U.S. Treasury securities, which added to results.

Within commodities, the Portfolios were hampered by their tactical allocations to gold, through which we sought to mitigate potential risks from fixed income and U.S. equity exposure. However, gold trailed both these asset classes in the wake of the U.S. elections. This was partially offset in the latter part of the Reporting Period by the positive effect of the Portfolios’ tactical allocations to commodities broadly, positioning that we established after eliminating the Portfolios’ tactical allocations to gold.

Q	Did the Underlying Funds help or hurt the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios’ Underlying Funds generated mixed results.

Within the Portfolios’ equity-related Underlying Funds, tactical overweights in certain sectors added to overall performance. The SPDR® S&P® Regional Banking ETF made the largest positive contribution, with much of the

PORTFOLIO RESULTS

outperformance occurring during November and December 2016 when interest rates rose on expectations of potential pro-growth policies from the newly elected Administration.

Conversely, the Portfolios’ tactical exposure to mid-cap companies through the iShares Core® S&P Mid-Cap ETF detracted from returns. Small-cap stocks outperformed early in the Reporting Period on anticipation of possible tax reform by a Republican-led Congress, while large-cap stocks gained later in the Reporting Period as investors’ preferences shifted toward the perceived stability of large, growth-oriented companies. Within international equities, the Vanguard FTSE Europe ETF advanced as economic growth expectations and manufacturing activity picked up throughout the Eurozone; this was in contrast to the longer-term underperformance of European equities relative to U.S. equities moving into the start of 2017. Some of these gains were offset by our tactical decision to tilt the Portfolios’ international exposures by using low volatility ETFs, which lagged international equities broadly. With global growth appearing to be on more solid footing, higher quality companies tended to lag. ETFs that emphasized lower volatility were iShares® Edge MSCI Min Vol EAFE ETF and iShares® Edge MSCI Min Vol Emerging Markets ETF.

Of the Portfolios’ fixed income-related Underlying Funds, the PowerShares Senior Loan ETF, which provides tactical exposure to high yield loans, added most significantly to returns. However, the Portfolios’ cash positions detracted from their relative results.

Of the Portfolios’ commodities-related Underlying Funds, the PowerShares Optimum Yield Diversified Commodity Strategy ETF contributed positively to performance, as market-implied inflation expectations and crude oil prices moved higher. However, the Portfolios’ exposure to gold during the last two months of 2016 had a negative impact on performance as interest rates rose sharply following the U.S. presidential elections on market expectations of faster economic growth.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the Underlying Funds may have used derivatives to allow them to track their respective benchmark indices with more precision. These may have included options, forwards, futures, swaps, structured securities and other derivative instruments.

Q	What changes did you make to the Portfolios’ strategic allocations during the Reporting Period?

A	During the Reporting Period, we increased the Portfolios’ strategic allocations to international equities and reduced their strategic allocations to U.S. equities. In our view, the performance differential between U.S. and non-U.S. equities at the end of 2016 provided an opportunity to shift the Portfolios’ strategic allocations, as we believed the prospects for non-U.S. equities were more attractive.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	In the near term, we expect to see low returns from virtually all asset classes. Therefore, we believe managing risk is likely to be of greater importance going forward. We plan to maintain a modestly defensive posture in the Portfolios, with a continued emphasis on seeking to generate strong risk- adjusted returns.

FUND BASICS

Target Date 2020 Portfolio

as of August 31, 2017

PERFORMANCE REVIEW
November 1, 2016–August 31, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2020 (Total Return, Unhedged, USD)[2]
Class A	6.06%	8.86%
Institutional	6.42	8.86
Service	6.02	8.86
Class IR	6.26	8.86
Class R	5.86	8.86
Class R6	6.42	8.86

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target date and target risk funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	-2.62%	8/22/16
Institutional	N/A	N/A	3.36	8/22/16
Service	N/A	N/A	2.97	8/22/16
Class IR	N/A	N/A	3.20	8/22/16
Class R	N/A	N/A	2.81	8/22/16
Class R6	5.35%	6.61%	2.77	10/01/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2020 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2020 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	1.43%
Institutional	0.51	1.03
Service	1.01	1.53
Class IR	0.66	1.18
Class R	1.16	1.68
Class R6	0.49	0.97

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
Schwab Intermediate-Term U.S. Treasury ETF	20.0%	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	17.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	10.0	Exchange Traded Funds
iShares Core S&P 500 ETF	9.5	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	4.5	Exchange Traded Funds
Vanguard Long-Term Corporate Bond ETF	4.0	Exchange Traded Funds
Schwab U.S. TIPs ETF	4.0	Exchange Traded Funds
Vanguard Short-Term Inflation-Protected Securities ETF	3.5	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	3.5	Exchange Traded Funds
PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	3.0	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[6]
Holding	As of August 31, 2017	As of October 31, 2016
Bond Funds	65.1%	59.6%
Stock Funds	20.3	25.5
Foreign Stock Funds	7.8	8.5
Investment Companies	3.2	0.0
Alternative Funds	3.0	2.5

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $10,000 investment made on October 1, 2007 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2020 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Sub-Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2020 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from October 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	4.79%	N/A	4.35%
Including sales charges	-0.95%	N/A	-1.20%

Institutional (Commenced August 22, 2016)	5.25%	N/A	4.80%

Service (Commenced August 22, 2016)	4.86%	N/A	4.32%

Class IR (Commenced August 22, 2016)	5.09%	N/A	4.65%

Class R (Commenced August 22, 2016)	4.70%	N/A	4.16%

Class R6 (Commenced October 1, 2007)	5.25%	6.35%	2.87%

FUND BASICS

Target Date 2025 Portfolio

as of August 31, 2017

PERFORMANCE REVIEW
November 1, 2016–August 31, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2025 (Total Return, Unhedged, USD)[2]
Class A	8.77%	10.27%
Institutional	9.22	10.27
Service	8.83	10.27
Class IR	9.06	10.27
Class R	8.67	10.27
Class R6	9.22	10.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target date and target risk funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	Since Inception	Inception Date
Class A	-0.56%	8/22/16
Institutional	5.65	8/22/16
Service	5.16	8/22/16
Class IR	5.49	8/22/16
Class R	5.00	8/22/16
Class R6	5.65	8/22/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	3.20%
Institutional	0.51	2.80
Service	1.01	3.30
Class IR	0.66	2.95
Class R	1.16	3.45
Class R6	0.49	2.80

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	17.0%	Exchange Traded Funds
Schwab Intermediate-Term U.S. Treasury ETF	16.0	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	13.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	7.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	6.0	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	5.0	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	4.5	Exchange Traded Funds
Vanguard FTSE Europe ETF	3.5	Exchange Traded Funds
PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	3.0	Exchange Traded Funds
Schwab U.S. TIPs ETF	2.5	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[6]
Holding	As of August 31, 2017	As of October 31, 2016
Bond Funds	48.5%	35.0%
Stock Funds	31.5	43.5
Foreign Stock Funds	13.1	14.3
Investment Companies	3.5	0.8
Alternative Funds	3.0	2.5

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2025 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Sub-Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2025 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	7.35%	6.73%
Including sales charges	1.44%	1.03%

Institutional (Commenced August 22, 2016)	7.79%	7.16%

Service (Commenced August 22, 2016)	7.30%	6.68%

Class IR (Commenced August 22, 2016)	7.64%	7.01%

Class R (Commenced August 22, 2016)	7.14%	6.53%

Class R6 (Commenced August 22, 2016)	7.79%	7.16%

FUND BASICS

Target Date 2030 Portfolio

as of August 31, 2017

PERFORMANCE REVIEW
November 1, 2016–August 31, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2030 (Total Return, Unhedged, USD)[2]
Class A	10.47%	11.61%
Institutional	10.87	11.61
Service	10.47	11.61
Class IR	10.71	11.61
Class R	10.30	11.61
Class R6	10.88	11.61

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target date and target risk funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	0.67%	8/22/16
Institutional	N/A	N/A	6.95	8/22/16
Service	N/A	N/A	6.56	8/22/16
Class IR	N/A	N/A	6.79	8/22/16
Class R	N/A	N/A	6.39	8/22/16
Class R6	10.06%	8.72%	3.41	10/01/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2030 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2030 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	1.16%
Institutional	0.51	0.76
Service	1.01	1.26
Class IR	0.66	0.91
Class R	1.16	1.41
Class R6	0.49	0.83

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	19.9%	Exchange Traded Funds
Schwab Intermediate-Term U.S. Treasury ETF	13.4	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	10.9	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	7.2	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	7.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	5.5	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	4.0	Exchange Traded Funds
Vanguard FTSE Europe ETF	4.0	Exchange Traded Funds
PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	3.0	Exchange Traded Funds
Vanguard Financials ETF	2.0	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[6]
Holding	As of August 31, 2017	As of October 31, 2016
Bond Funds	39.3%	35.0%
Stock Funds	36.3	43.5
Foreign Stock Funds	16.4	14.3
Alternative Funds	3.0	2.5
Investment Companies	2.0	0.8

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $10,000 investment made on October 1, 2007 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2030 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Sub-Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2030 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from October 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	8.79%	N/A	8.12%
Including sales charges	2.76%	N/A	2.31%

Institutional (Commenced August 22, 2016)	9.30%	N/A	8.61%

Service (Commenced August 22, 2016)	8.79%	N/A	8.12%

Class IR (Commenced August 22, 2016)	9.14%	N/A	8.46%

Class R (Commenced August 22, 2016)	8.63%	N/A	7.97%

Class R6 (Commenced October 1, 2007)	9.31%	8.46%	3.53%

FUND BASICS

Target Date 2035 Portfolio

as of August 31, 2017

PERFORMANCE REVIEW
November 1, 2016–August 31, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2035 (Total Return, Unhedged, USD)[2]
Class A	11.39%	12.65%
Institutional	11.75	12.65
Service	11.36	12.65
Class IR	11.59	12.65
Class R	11.20	12.65
Class R6	11.75	12.65

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target date and target risk funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	Since Inception	Inception Date
Class A	1.38%	8/22/16
Institutional	7.61	8/22/16
Service	7.22	8/22/16
Class IR	7.45	8/22/16
Class R	7.06	8/22/16
Class R6	7.61	8/22/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	3.20%
Institutional	0.51	2.81
Service	1.01	3.30
Class IR	0.66	2.95
Class R	1.16	3.45
Class R6	0.49	2.80

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	21.5%	Exchange Traded Funds
Schwab Intermediate-Term U.S. Treasury ETF	12.5	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	9.0	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	8.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	7.5	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	5.0	Exchange Traded Funds
Vanguard FTSE Europe ETF	4.5	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	4.0	Exchange Traded Funds
PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	3.0	Exchange Traded Funds
iShares Edge MSCI Minimum Volatility EAFE ETF	2.5	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[6]
Holding	As of August 31, 2017	As of October 31, 2016
Stock Funds	39.6%	46.7%
Bond Funds	34.5	29.8
Foreign Stock Funds	18.5	15.4
Investment Companies	3.5	1.0
Alternative Funds	3.0	2.5

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2035 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Sub-Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2035 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	9.71%	9.01%
Including sales charges	3.67%	3.19%

Institutional (Commenced August 22, 2016)	10.07%	9.36%

Service (Commenced August 22, 2016)	9.57%	8.88%

Class IR (Commenced August 22, 2016)	9.91%	9.21%

Class R (Commenced August 22, 2016)	9.41%	8.73%

Class R6 (Commenced August 22, 2016)	10.07%	9.36%

FUND BASICS

Target Date 2040 Portfolio

as of August 31, 2017

PERFORMANCE REVIEW
November 1, 2016–August 31, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2040 (Total Return, Unhedged, USD)[2]
Class A	12.37%	13.88%
Institutional	12.85	13.88
Service	12.21	13.88
Class IR	12.68	13.88
Class R	12.16	13.88
Class R6	12.73	13.88

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target date and target risk funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	2.15%	8/22/16
Institutional	N/A	N/A	8.47	8/22/16
Service	N/A	N/A	8.06	8/22/16
Class IR	N/A	N/A	8.41	8/22/16
Class R	N/A	N/A	7.90	8/22/16
Class R6	12.25%	9.72%	3.31	10/01/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2040 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2040 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	1.49%
Institutional	0.51	1.01
Service	1.01	1.51
Class IR	0.66	1.16
Class R	1.16	1.66
Class R6	0.49	1.01

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	23.1%	Exchange Traded Funds
Schwab Intermediate-Term U.S. Treasury ETF	11.6	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	8.5	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	8.0	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	7.0	Exchange Traded Funds
Vanguard FTSE Europe ETF	5.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	4.5	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	4.0	Exchange Traded Funds
PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	3.0	Exchange Traded Funds
iShares Edge MSCI Minimum Volatility EAFE ETF	2.5	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
Holding	As of August 31, 2017	As of October 31, 2016
Stock Funds	43.1%	50.5%
Bond Funds	29.6	25.0
Foreign Stock Funds	20.0	16.8
Alternative Funds	3.0	2.5
Investment Companies	2.3	1.3

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $10,000 investment made on October 1, 2007 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2040 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Sub-Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2040 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from October 1, 2007 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	10.64%	N/A	9.90%
Including sales charges	4.52%	N/A	4.00%

Institutional (Commenced August 22, 2016)	10.99%	N/A	10.35%

Service (Commenced August 22, 2016)	10.48%	N/A	9.74%

Class IR (Commenced August 22, 2016)	10.94%	N/A	10.19%

Class R (Commenced August 22, 2016)	10.31%	N/A	9.59%

Class R6 (Commenced October 1, 2007)	10.99%	9.45%	3.45%

FUND BASICS

Target Date 2045 Portfolio

as of August 31, 2017

PERFORMANCE REVIEW
November 1, 2016–August 31, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2045 (Total Return, Unhedged, USD)[2]
Class A	13.17%	14.63%
Institutional	13.52	14.63
Service	13.03	14.63
Class IR	13.48	14.63
Class R	12.98	14.63
Class R6	13.64	14.63

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target date and target risk funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	Since Inception	Inception Date
Class A	2.83%	8/22/16
Institutional	9.15	8/22/16
Service	8.65	8/22/16
Class IR	9.09	8/22/16
Class R	8.59	8/22/16
Class R6	9.15	8/22/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	3.21%
Institutional	0.51	2.81
Service	1.01	3.31
Class IR	0.66	2.95
Class R	1.16	3.46
Class R6	0.49	2.80

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	23.5%	Exchange Traded Funds
Schwab Intermediate-Term U.S. Treasury ETF	10.5	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	9.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	8.5	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	6.0	Exchange Traded Funds
Vanguard FTSE Europe ETF	5.5	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	4.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	3.5	Exchange Traded Funds
PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	3.0	Exchange Traded Funds
iShares Edge MSCI Minimum Volatility EAFE ETF	3.0	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[6]
Holding	As of August 31, 2017	As of October 31, 2016
Stock Funds	45.3%	53.9%
Bond Funds	25.5	19.9
Foreign Stock Funds	21.7	17.8
Investment Companies	3.5	1.3
Alternative Funds	3.0	2.5

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2045 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Sub-Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2045 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	11.35%	10.60%
Including sales charges	5.22%	4.69%

Institutional (Commenced August 22, 2016)	11.81%	11.05%

Service (Commenced August 22, 2016)	11.21%	10.46%

Class IR (Commenced August 22, 2016)	11.65%	10.89%

Class R (Commenced August 22, 2016)	11.05%	10.31%

Class R6 (Commenced August 22, 2016)	11.81%	11.05%

FUND BASICS

Target Date 2050 Portfolio

as of August 31, 2017

PERFORMANCE REVIEW
November 1, 2016–August 31, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2050 (Total Return, Unhedged, USD)[2]
Class A	14.21%	15.33%
Institutional	14.58	15.33
Service	14.18	15.33
Class IR	14.42	15.33
Class R	14.02	15.33
Class R6	14.59	15.33

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target date and target risk funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	3.68%	8/22/16
Institutional	N/A	N/A	10.06	8/22/16
Service	N/A	N/A	9.56	8/22/16
Class IR	N/A	N/A	9.90	8/22/16
Class R	N/A	N/A	9.39	8/22/16
Class R6	14.29%	10.76%	8.84	1/3/11

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2050 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2050 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	2.19%
Institutional	0.51	1.79
Service	1.01	2.29
Class IR	0.66	1.94
Class R	1.16	2.44
Class R6	0.49	1.65

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	24.6%	Exchange Traded Funds
Schwab Intermediate-Term U.S. Treasury ETF	10.0	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	9.5	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	9.0	Exchange Traded Funds
Vanguard FTSE Europe ETF	6.5	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	4.0	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	3.5	Exchange Traded Funds
PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	3.0	Exchange Traded Funds
iShares Edge MSCI Minimum Volatility EAFE ETF	3.0	Exchange Traded Funds
Vanguard Financials ETF	2.3	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[6]
Holding	As of August 31, 2017	As of October 31, 2016
Stock Funds	48.4%	58.0%
Foreign Stock Funds	23.8	19.3
Bond Funds	20.5	15.0
Investment Companies	3.5	2.5
Alternative Funds	3.0	1.3

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $10,000 investment made on January 3, 2011 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2050 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Sub-Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2050 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 3, 2011 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	12.37%	N/A	11.59%
Including sales charges	6.19%	N/A	5.63%

Institutional (Commenced August 22, 2016)	12.74%	N/A	11.95%

Service (Commenced August 22, 2016)	12.24%	N/A	11.45%

Class IR (Commenced August 22, 2016)	12.58%	N/A	11.79%

Class R (Commenced August 22, 2016)	12.07%	N/A	11.30%

Class R6 (Commenced January 3, 2011)	12.75%	10.48%	8.93%

FUND BASICS

Target Date 2055 Portfolio

as of August 31, 2017

PERFORMANCE REVIEW
November 1, 2016–August 31, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2055 (Total Return, Unhedged, USD)[2]
Class A	14.90%	15.80%
Institutional	15.32	15.80
Service	14.83	15.80
Class IR	15.16	15.80
Class R	14.66	15.80
Class R6	15.32	15.80

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target date and target risk funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	Since Inception	Inception Date
Class A	4.22%	8/22/16
Institutional	10.69	8/22/16
Service	10.20	8/22/16
Class IR	10.54	8/22/16
Class R	10.04	8/22/16
Class R6	10.60	8/22/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	3.21%
Institutional	0.51	2.81
Service	1.01	3.31
Class IR	0.66	2.96
Class R	1.16	3.46
Class R6	0.49	2.81

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	25.5%	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	10.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	9.5	Exchange Traded Funds
Schwab Intermediate-Term U.S. Treasury ETF	9.5	Exchange Traded Funds
Vanguard FTSE Europe ETF	7.5	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	3.5	Exchange Traded Funds
iShares Edge MSCI Minimum Volatility EAFE ETF	3.0	Exchange Traded Funds
PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	3.0	Exchange Traded Funds
Vanguard Financials ETF	2.5	Exchange Traded Funds
Vanguard Growth ETF	2.5	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[6]
Holding	As of August 31, 2017	As of October 31, 2016
Stock Funds	51.5%	61.4%
Foreign Stock Funds	25.5	20.3
Bond Funds	15.5	9.9
Investment Companies	3.5	2.5
Alternative Funds	3.0	1.3

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Performance Summary

August 31, 2017

The following graph shows the value, as of August 31, 2017, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2055 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Sub-Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2055 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2017.

Average Annual Total Return through August 31, 2017	One Year	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	12.94%	12.13%
Including sales charges	6.72%	6.15%

Institutional (Commenced August 22, 2016)	13.47%	12.65%

Service (Commenced August 22, 2016)	12.87%	12.06%

Class IR (Commenced August 22, 2016)	13.31%	12.49%

Class R (Commenced August 22, 2016)	12.71%	11.91%

Class R6 (Commenced August 22, 2016)	13.47%	12.65%

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Schedule of Investments

August 31, 2017

Shares	Description	Value
Exchange Traded Funds – 96.2%
Alternative Funds – 3.0%
87,567	PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	$1,443,104

Bond Funds – 65.1%
16,909	iShares 20+ Year Treasury Bond ETF	2,164,183
44,378	iShares 7-10 Year Treasury Bond ETF	4,803,475
176,201	Schwab Intermediate-Term U.S. Treasury ETF	9,601,192
34,461	Schwab U.S. TIPS ETF	1,920,856
20,346	Vanguard Long-Term Corporate Bond ETF	1,922,290
101,557	Vanguard Short-Term Corporate Bond ETF	8,162,136
33,947	Vanguard Short-Term Inflation-Protected Securities ETF	1,680,377
110,083	Virtus Seix Floating Rate High Income Fund	959,925

		31,214,434

Foreign Stock Funds – 7.8%
6,785	iShares Edge MSCI Minimum Volatility EAFE ETF	482,482
8,240	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	479,074
18,446	Vanguard FTSE All-World ex-U.S. ETF	960,114
5,421	Vanguard FTSE Emerging Markets ETF	240,150
21,150	Vanguard FTSE Europe ETF	1,200,051
6,936	WisdomTree Japan Hedged Equity Fund	361,088

		3,722,959

Stock Funds – 20.3%
18,326	iShares Core S&P 500 ETF	4,565,740
9,670	iShares Core S&P Mid-Cap ETF	1,671,073
8,344	iShares Currency Hedged MSCI Eurozone ETF	240,474
6,624	iShares MSCI Japan ETF	362,399
17,057	PowerShares S&P 500 Quality Portfolio	480,325
10,476	Schwab U.S. Dividend Equity ETF	480,220
11,586	Vanguard Financials ETF	721,344
3,644	Vanguard Growth ETF	480,279
1,594	Vanguard Health Care ETF	240,790
1,598	Vanguard Information Technology ETF	241,649
1,943	Vanguard Materials ETF	241,321

		9,725,614

TOTAL EXCHANGE TRADED FUNDS
(Cost $43,471,784)		$46,106,111

Shares	Distribution Rate	Value
Investment Company(a) – 3.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,542,601	0.927%	$1,542,601
(Cost $1,542,601)

TOTAL INVESTMENTS – 99.4%
(Cost $45,014,385)		$47,648,712

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		311,149

NET ASSETS – 100.0%		$47,959,861

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securities

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Schedule of Investments

August 31, 2017

Shares	Description	Value
Exchange Traded Funds – 96.1%
Alternative Funds – 3.0%
19,754	PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	$325,546

Bond Funds – 48.5%
3,814	iShares 20+ Year Treasury Bond ETF	488,154
7,008	iShares 7-10 Year Treasury Bond ETF	758,546
31,799	Schwab Intermediate-Term U.S. Treasury ETF	1,732,728
4,850	Schwab U.S. TIPS ETF	270,339
2,303	Vanguard Long-Term Corporate Bond ETF	217,587
17,520	Vanguard Short-Term Corporate Bond ETF	1,408,082
5,453	Vanguard Short-Term Inflation-Protected Securities ETF	269,924
12,313	Virtus Seix Floating Rate High Income Fund	107,368

		5,252,728

Foreign Stock Funds – 13.1%
2,284	iShares Edge MSCI Minimum Volatility EAFE ETF	162,415
2,792	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	162,327
10,406	Vanguard FTSE All-World ex-U.S. ETF	541,632
1,252	Vanguard FTSE Emerging Markets ETF	55,464
6,686	Vanguard FTSE Europe ETF	379,364
2,092	WisdomTree Japan Hedged Equity Fund	108,909

		1,410,111

Stock Funds – 31.5%
7,402	iShares Core S&P 500 ETF	1,844,134
3,730	iShares Core S&P Mid-Cap ETF	644,581
1,840	iShares Currency Hedged MSCI Eurozone ETF	53,029
1,983	iShares MSCI Japan ETF	108,490
4,815	PowerShares S&P 500 Quality Portfolio	135,590
3,541	Schwab U.S. Dividend Equity ETF	162,319
3,049	Vanguard Financials ETF	189,831
832	Vanguard Growth ETF	109,658
367	Vanguard Health Care ETF	55,439
366	Vanguard Information Technology ETF	55,346
439	Vanguard Materials ETF	54,524

		3,412,941

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,831,539)		$10,401,326

Shares	Distribution Rate	Value
Investment Company(a) – 3.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
381,305	0.927%	$381,305
(Cost $381,305)

TOTAL INVESTMENTS – 99.6%
(Cost $10,212,844)		$10,782,631

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		45,578

NET ASSETS – 100.0%		$10,828,209

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securities

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Schedule of Investments

August 31, 2017

Shares	Description	Value
Exchange Traded Funds – 95.0%
Alternative Funds – 3.0%
137,729	PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	$2,269,774

Bond Funds – 39.3%
23,613	iShares 20+ Year Treasury Bond ETF	3,022,228
38,390	iShares 7-10 Year Treasury Bond ETF	4,155,334
187,066	Schwab Intermediate-Term U.S. Treasury ETF	10,193,226
27,070	Schwab U.S. TIPS ETF	1,508,882
11,986	Vanguard Long-Term Corporate Bond ETF	1,132,437
103,357	Vanguard Short-Term Corporate Bond ETF	8,306,802
30,511	Vanguard Short-Term Inflation-Protected Securities ETF	1,510,294

		29,829,203

Foreign Stock Funds – 16.4%
21,255	iShares Edge MSCI Minimum Volatility EAFE ETF	1,511,443
22,720	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	1,320,941
105,170	Vanguard FTSE All-World ex-U.S. ETF	5,474,098
8,516	Vanguard FTSE Emerging Markets ETF	377,259
53,226	Vanguard FTSE Europe ETF	3,020,043
14,528	WisdomTree Japan Hedged Equity Fund	756,328

		12,460,112

Stock Funds – 36.3%
60,681	iShares Core S&P 500 ETF	15,118,064
30,549	iShares Core S&P Mid-Cap ETF	5,279,173
13,147	iShares Currency Hedged MSCI Eurozone ETF	378,897
13,876	iShares MSCI Japan ETF	759,156
40,196	PowerShares S&P 500 Quality Portfolio	1,131,919
24,686	Schwab U.S. Dividend Equity ETF	1,131,606
24,297	Vanguard Financials ETF	1,512,731
7,165	Vanguard Growth ETF	944,347
2,531	Vanguard Health Care ETF	382,333
3,765	Vanguard Information Technology ETF	569,343
3,052	Vanguard Materials ETF	379,059

		27,586,628

TOTAL EXCHANGE TRADED FUNDS
(Cost $65,749,557)		$72,145,717

Shares	Distribution Rate	Value
Investment Companies – 2.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares(a)
1,170,153	0.927%	$1,170,153
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
23,469	0.000%	378,788

TOTAL INVESTMENT COMPANIES
(Cost $1,486,015)		$1,548,941

TOTAL INVESTMENTS – 97.0%
(Cost $67,235,572)		$73,694,658

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%		2,241,429

NET ASSETS – 100.0%		$75,936,087

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securities

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Schedule of Investments

August 31, 2017

Shares	Description	Value
Exchange Traded Funds – 95.6%
Alternative Funds – 3.0%
20,337	PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	$335,154

Bond Funds – 34.5%
3,486	iShares 20+ Year Treasury Bond ETF	446,173
5,153	iShares 7-10 Year Treasury Bond ETF	557,761
25,577	Schwab Intermediate-Term U.S. Treasury ETF	1,393,691
1,990	Schwab U.S. TIPS ETF	110,922
1,187	Vanguard Long-Term Corporate Bond ETF	112,148
12,487	Vanguard Short-Term Corporate Bond ETF	1,003,580
4,490	Vanguard Short-Term Inflation-Protected Securities ETF	222,255

		3,846,530

Foreign Stock Funds – 18.5%
3,925	iShares Edge MSCI Minimum Volatility EAFE ETF	279,107
3,831	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	222,734
17,134	Vanguard FTSE All-World ex-U.S. ETF	891,825
1,286	Vanguard FTSE Emerging Markets ETF	56,970
8,842	Vanguard FTSE Europe ETF	501,695
2,159	WisdomTree Japan Hedged Equity Fund	112,397

		2,064,728

Stock Funds – 39.6%
9,632	iShares Core S&P 500 ETF	2,399,716
4,834	iShares Core S&P Mid-Cap ETF	835,364
1,911	iShares Currency Hedged MSCI Eurozone ETF	55,075
2,040	iShares MSCI Japan ETF	111,608
6,916	PowerShares S&P 500 Quality Portfolio	194,755
4,266	Schwab U.S. Dividend Equity ETF	195,553
3,588	Vanguard Financials ETF	223,389
1,270	Vanguard Growth ETF	167,386
378	Vanguard Health Care ETF	57,101
738	Vanguard Information Technology ETF	111,600
449	Vanguard Materials ETF	55,766

		4,407,313

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,925,442)		$10,653,725

Shares	Distribution Rate	Value
Investment Companies – 3.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares(a)
333,517	0.927%	$333,517
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
3,425	0.000%	55,274

TOTAL INVESTMENT COMPANIES
(Cost $386,173)		$388,791

TOTAL INVESTMENTS – 99.1%
(Cost $10,311,615)		$11,042,516

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		105,741

NET ASSETS – 100.0%		$11,148,257

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securities

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Schedule of Investments

August 31, 2017

Shares	Description	Value
Exchange Traded Funds – 95.7%
Alternative Funds – 3.0%
89,734	PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	$1,478,816

Bond Funds – 29.6%
15,376	iShares 20+ Year Treasury Bond ETF	1,967,974
20,464	iShares 7-10 Year Treasury Bond ETF	2,215,023
103,823	Schwab Intermediate-Term U.S. Treasury ETF	5,657,315
2,602	Vanguard Long-Term Corporate Bond ETF	245,837
42,853	Vanguard Short-Term Corporate Bond ETF	3,444,096
19,878	Vanguard Short-Term Inflation-Protected Securities ETF	983,961

		14,514,206

Foreign Stock Funds – 20.0%
17,310	iShares Edge MSCI Minimum Volatility EAFE ETF	1,230,914
16,918	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	983,613
80,335	Vanguard FTSE All-World ex-U.S. ETF	4,181,437
8,318	Vanguard FTSE Emerging Markets ETF	368,487
43,348	Vanguard FTSE Europe ETF	2,459,565
11,826	WisdomTree Japan Hedged Equity Fund	615,662

		9,839,678

Stock Funds – 43.1%
45,470	iShares Core S&P 500 ETF	11,328,396
22,779	iShares Core S&P Mid-Cap ETF	3,936,439
12,805	iShares Currency Hedged MSCI Eurozone ETF	369,040
11,295	iShares MSCI Japan ETF	617,949
30,538	PowerShares S&P 500 Quality Portfolio	859,950
21,434	Schwab U.S. Dividend Equity ETF	982,535
15,830	Vanguard Financials ETF	985,576
6,535	Vanguard Growth ETF	861,313
2,450	Vanguard Health Care ETF	370,097
4,069	Vanguard Information Technology ETF	615,314
1,988	Vanguard Materials ETF	246,910

		21,173,519

TOTAL EXCHANGE TRADED FUNDS
(Cost $42,105,202)		$47,006,219

Shares	Distribution Rate	Value
Investment Companies – 2.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares(a)
882,582	0.927%	$882,582
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
15,283	0.000%	246,661

TOTAL INVESTMENT COMPANIES
(Cost $1,022,958)		$1,129,243

TOTAL INVESTMENTS – 98.0%
(Cost $43,128,160)		$48,135,462

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		959,702

NET ASSETS – 100.0%		$49,095,164

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Schedule of Investments

August 31, 2017

Shares	Description	Value
Exchange Traded Funds – 95.5%
Alternative Funds – 3.0%
20,637	PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	$340,098

Bond Funds – 25.5%
3,544	iShares 20+ Year Treasury Bond ETF	453,597
3,662	iShares 7-10 Year Treasury Bond ETF	396,375
21,801	Schwab Intermediate-Term U.S. Treasury ETF	1,187,936
8,447	Vanguard Short-Term Corporate Bond ETF	678,885
3,416	Vanguard Short-Term Inflation-Protected Securities ETF	169,092

		2,885,885

Foreign Stock Funds – 21.7%
4,774	iShares Edge MSCI Minimum Volatility EAFE ETF	339,479
3,891	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	226,223
19,551	Vanguard FTSE All-World ex-U.S. ETF	1,017,629
2,548	Vanguard FTSE Emerging Markets ETF	112,876
10,940	Vanguard FTSE Europe ETF	620,736
2,713	WisdomTree Japan Hedged Equity Fund	141,239

		2,458,182

Stock Funds – 45.3%
10,683	iShares Core S&P 500 ETF	2,661,563
5,566	iShares Core S&P Mid-Cap ETF	961,861
3,923	iShares Currency Hedged MSCI Eurozone ETF	113,061
2,607	iShares MSCI Japan ETF	142,629
6,984	PowerShares S&P 500 Quality Portfolio	196,669
5,550	Schwab U.S. Dividend Equity ETF	254,412
3,641	Vanguard Financials ETF	226,689
1,718	Vanguard Growth ETF	226,432
751	Vanguard Health Care ETF	113,446
1,132	Vanguard Information Technology ETF	171,181
465	Vanguard Materials ETF	57,753

		5,125,696

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,971,085)		$10,809,861

Shares	Distribution Rate	Value
Investment Companies – 3.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares(a)
336,673	0.927%	$336,673
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
3,507	0.000%	56,606

TOTAL INVESTMENT COMPANIES
(Cost $390,336)		$393,279

TOTAL INVESTMENTS – 99.0%
(Cost $10,361,421)		$11,203,140

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		109,129

NET ASSETS – 100.0%		$11,312,269

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Schedule of Investments

August 31, 2017

Shares	Description	Value
Exchange Traded Funds – 95.7%
Alternative Funds – 3.0%
48,226	PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	$794,764

Bond Funds – 20.5%
7,238	iShares 20+ Year Treasury Bond ETF	926,392
4,888	iShares 7-10 Year Treasury Bond ETF	529,077
48,519	Schwab Intermediate-Term U.S. Treasury ETF	2,643,800
13,160	Vanguard Short-Term Corporate Bond ETF	1,057,669
5,320	Vanguard Short-Term Inflation-Protected Securities ETF	263,340

		5,420,278

Foreign Stock Funds – 23.8%
11,164	iShares Edge MSCI Minimum Volatility EAFE ETF	793,872
9,092	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	528,609
48,253	Vanguard FTSE All-World ex-U.S. ETF	2,511,569
7,439	Vanguard FTSE Emerging Markets ETF	329,548
30,285	Vanguard FTSE Europe ETF	1,718,371
7,622	WisdomTree Japan Hedged Equity Fund	396,801

		6,278,770

Stock Funds – 48.4%
26,028	iShares Core S&P 500 ETF	6,484,616
13,772	iShares Core S&P Mid-Cap ETF	2,379,939
9,170	iShares Currency Hedged MSCI Eurozone ETF	264,279
6,048	iShares MSCI Japan ETF	330,886
18,768	PowerShares S&P 500 Quality Portfolio	528,507
12,952	Schwab U.S. Dividend Equity ETF	593,720
9,571	Vanguard Financials ETF	595,891
4,516	Vanguard Growth ETF	595,209
2,195	Vanguard Health Care ETF	331,577
3,061	Vanguard Information Technology ETF	462,884
1,607	Vanguard Materials ETF	199,589

		12,767,097

TOTAL EXCHANGE TRADED FUNDS
(Cost $22,329,792)		$25,260,909

Shares	Distribution Rate	Value
Investment Companies – 3.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares(a)
791,555	0.927%	$791,555
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
8,252	0.000%	133,189

TOTAL INVESTMENT COMPANIES
(Cost $870,896)		$924,744

TOTAL INVESTMENTS – 99.2%
(Cost $23,200,688)		$26,185,653

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		207,332

NET ASSETS – 100.0%		$26,392,985

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Schedule of Investments

August 31, 2017

Shares	Description	Value
Exchange Traded Funds – 95.5%
Alternative Funds – 3.0%
20,942	PowerShares Optimum Yield Diversified Commodity Strategy No. K-1 Portfolio	$345,124

Bond Funds – 15.5%
3,146	iShares 20+ Year Treasury Bond ETF	402,656
20,016	Schwab Intermediate-Term U.S. Treasury ETF	1,090,672
2,857	Vanguard Short-Term Corporate Bond ETF	229,617
1,154	Vanguard Short-Term Inflation-Protected Securities ETF	57,123

		1,780,068

Foreign Stock Funds – 25.5%
4,856	iShares Edge MSCI Minimum Volatility EAFE ETF	345,310
3,948	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	229,537
22,034	Vanguard FTSE All-World ex-U.S. ETF	1,146,869
3,874	Vanguard FTSE Emerging Markets ETF	171,618
15,174	Vanguard FTSE Europe ETF	860,973
3,329	WisdomTree Japan Hedged Equity Fund	173,308

		2,927,615

Stock Funds – 51.5%
11,764	iShares Core S&P 500 ETF	2,930,883
6,313	iShares Core S&P Mid-Cap ETF	1,090,950
3,999	iShares Currency Hedged MSCI Eurozone ETF	115,251
3,147	iShares MSCI Japan ETF	172,172
8,108	PowerShares S&P 500 Quality Portfolio	228,321
6,252	Schwab U.S. Dividend Equity ETF	286,592
4,618	Vanguard Financials ETF	287,517
2,179	Vanguard Growth ETF	287,192
1,144	Vanguard Health Care ETF	172,813
1,519	Vanguard Information Technology ETF	229,703
935	Vanguard Materials ETF	116,127

		5,917,521

TOTAL EXCHANGE TRADED FUNDS
(Cost $10,008,658)		$10,970,328

Shares	Distribution Rate	Value
Investment Companies – 3.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares(a)
342,191	0.927%	$342,191
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
3,542	0.000%	57,172

TOTAL INVESTMENT COMPANIES
(Cost $396,404)		$399,363

TOTAL INVESTMENTS – 99.0%
(Cost $10,405,062)		$11,369,691

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		110,523

NET ASSETS – 100.0%		$11,480,214

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2017

	Target Date 2020 Portfolio
Assets:
Investments of unaffiliated issuers, at value (cost $43,471,784, $9,831,539, $66,065,419, $9,978,098, $42,245,578, $10,024,748, $22,409,133 and $10,062,871)	$46,106,111
Investments of affiliated issuers, at value (cost $1,542,601, $381,305, $1,170,153, $333,517, $882,582, $336,673, $791,555 and $342,191)	1,542,601
Cash	—
Receivables:
Investments sold	3,206,199
Portfolio shares sold	115,475
Reimbursement from investment adviser	17,743
Dividends and interest	4,949
Other assets	2,379
Total assets	50,995,457

Liabilities:
Due to custodian	2,533,250
Payables:
Investments purchased	296,242
Management fees	10,697
Distribution and Service fees and Transfer Agency fees	916
Offering expense	—
Accrued expenses	194,491
Total liabilities	3,035,596

Net Assets:
Paid-in capital	42,430,851
Undistributed net investment income	488,324
Accumulated net realized gain	2,406,359
Net unrealized gain	2,634,327
NET ASSETS	$47,959,861
Net Assets:
Class A	$16,125
Institutional	10,496
Service	10,441
Class IR	323,170
Class R	10,425
Class R6	47,589,204
Total Net Assets	$47,959,861
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,623
Institutional	1,054
Service	1,052
Class IR	32,474
Class R	1,051
Class R6	4,776,265
Net asset value, offering and redemption price per share:(a)
Class A	$9.93	(b)
Institutional	9.96
Service	9.93	(b)
Class IR	9.95
Class R	9.92
Class R6	9.96

(a)	Maximum public offering price per share for Class A Shares of the Target Date 2020, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, and Target Date 2055 Portfolios is $10.51, $11.23, $10.81, $11.48, $10.68, $11.65, $11.15 and $11.81, respectively.
(b)	Net asset value may not recalculate due to rounding of fractional shares.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2025 Portfolio		Target Date 2030 Portfolio	Target Date 2035 Portfolio		Target Date 2040 Portfolio		Target Date 2045 Portfolio		Target Date 2050 Portfolio		Target Date 2055 Portfolio

$10,401,326		$72,524,505	$10,708,999		$47,252,880		$10,866,467		$25,394,098		$11,027,500

381,305		1,170,153	333,517		882,582		336,673		791,555		342,191
215,538		1,500,042	221,833		975,533		224,999		522,295		228,203

29,929		1,274,634	14,909		737,717		52,017		302,248		74,740
—		574,832	—		58,162		—		123,580		—
97,840		31,554	97,880		18,772		97,446		5,040		96,673
638		1,421	235		929		235		521		245
526		3,317	528		2,158		530		1,050		532
11,127,102		77,080,458	11,377,901		49,928,733		11,578,367		27,140,387		11,770,084

—		—	—		—		—		—		—

193,518		926,122	124,227		629,455		160,757		558,344		185,947
2,243		15,955	2,306		10,344		2,338		5,444		2,374
404		1,397	415		875		438		477		439
37,870		—	37,871		—		37,871		—		36,473
64,858		200,897	64,825		192,895		64,694		183,137		64,637
298,893		1,144,371	229,644		833,569		266,098		747,402		289,870

10,163,453		62,383,549	10,263,578		38,756,926		10,262,344		21,851,759		10,266,906
93,676		673,115	91,530		436,364		90,473		214,585		88,669
1,293		6,420,337	62,248		4,894,572		117,733		1,341,676		160,010
569,787		6,459,086	730,901		5,007,302		841,719		2,984,965		964,629
$10,828,209		$75,936,087	$11,148,257		$49,095,164		$11,312,269		$26,392,985		$11,480,214

$74,621		$204,871	$28,769		$13,293		$83,874		$49,279		$87,106
10,686,940		10,891	10,910,695		11,061		11,077,455		11,234		11,242,030
10,686		10,833	10,910		11,003		11,077		11,176		11,241
34,551		625,137	151,944		130,406		96,871		156,151		101,170
10,670		22,880	10,963		24,138		29,110		11,184		11,223
10,741		75,061,475	34,976		48,905,263		13,882		26,153,961		27,444
$10,828,209		$75,936,087	$11,148,257		$49,095,164		$11,312,269		$26,392,985		$11,480,214

7,030		20,040	2,652		1,318		7,617		4,676		7,805
1,003,051		1,061	1,003,493		1,094		1,003,690		1,063		1,004,014
1,006		1,059	1,007		1,092		1,007		1,062		1,007
3,246		60,988	13,992		12,902		8,786		14,801		9,043
1,006		2,239	1,013		2,397		2,649		1,064		1,007
1,008		7,316,887	3,216		4,832,132		1,258		2,475,794		2,451

$10.61		$10.22	$10.85		$10.09		$11.01		$10.54		$11.16
10.65		10.26	10.87		10.12	(b)	11.04		10.56	(b)	11.20
10.62		10.23	10.84	(b)	10.08		11.00		10.53	(b)	11.16
10.64		10.25	10.86		10.11		11.03		10.55		11.19
10.61		10.22	10.83	(b)	10.07		10.99		10.52	(b)	11.15	(b)
10.65	(b)	10.26	10.87	(b)	10.12		11.04	(b)	10.56		11.20

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Operations

For the Period Ended August 31, 2017

	Target Date 2020 Portfolio
	For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Year Ended October 31, 2016
Investment income:
Dividends — unaffiliated issuers	$883,598	$1,133,681
Dividends — affiliated issuers	1,011	—
Interest	—	2,967
Total investment income	884,609	1,136,648

Expenses:
Registration fees	190,250	103,913
Management fees	110,711	159,742
Professional fees	12,674	98,339
Custody, accounting and administrative services	34,364	8,073
Printing and mailing costs	22,010	26,841
Trustee fees	28,808	10,142
Transfer Agency fees(b)	8,932	2,172
Distribution and Service fees(b)	111	25
Organization costs	—	—
Amortization of offering costs	—	—
Other	8,672	4,243
Total expenses	416,532	413,490
Less — expense reductions	(281,773)	(246,152)
Net expenses	134,759	167,338
NET INVESTMENT INCOME	749,850	969,310

Realized and unrealized gain (loss):
Capital gain distributions from unaffiliated Underlying Funds	—	135,945
Net realized gain (loss) from investments	2,911,207	2,168,805
Net change in unrealized gain (loss) on investments	(350,687)	(1,317,333)
Net realized and unrealized gain (loss)	2,560,520	987,417
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,310,370	$1,956,727

*	The Portfolios changed their fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Portfolio	Class A	Service	Class R	Class A	Institutional	Service	Class IR	Class R	Class R6
Target Date 2020 Portfolio	$27	$42	$42	$19	$3	$3	$47	$15	$8,845
Target Date 2025 Portfolio	105	43	42	79	3,417	3	21	16	3
Target Date 2030 Portfolio	330	43	68	250	3	3	30	25	12,727
Target Date 2035 Portfolio	48	44	44	37	3,464	3	44	17	4
Target Date 2040 Portfolio	27	44	71	21	3	3	30	27	8,291
Target Date 2045 Portfolio	57	44	80	43	3,501	3	37	30	3
Target Date 2050 Portfolio	49	44	44	37	3	3	23	17	4,089
Target Date 2055 Portfolio	102	44	44	77	3,537	3	32	17	3

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2025 Portfolio		Target Date 2030 Portfolio		Target Date 2035 Portfolio
For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Period Ended October 31, 2016(a)	For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Year Ended October 31, 2016	For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Period Ended October 31, 2016(a)

$172,864	$33,312	$1,288,068	$1,694,381	$175,306	$33,763
231	—	1,479	—	243	—
—	—	—	4,079	—	—
173,095	33,312	1,289,547	1,698,460	175,549	33,763

81,957	4,373	190,243	103,913	81,966	4,373
21,553	4,744	159,526	226,031	21,844	4,741
48,987	21,969	12,674	98,339	48,987	21,969
40,289	5,789	34,439	8,124	39,899	5,789
7,366	7,500	33,046	26,839	7,156	7,500
26,574	9,877	30,064	10,209	26,580	9,877
3,539	769	13,038	3,019	3,569	769
190	25	441	25	136	25
—	12,000	—	—	—	12,000
123,521	32,282	—	—	123,521	32,282
5,459	750	10,001	4,243	5,462	747
359,435	100,078	483,472	480,742	359,120	100,072
(331,806)	(93,591)	(288,907)	(244,151)	(331,206)	(93,592)
27,629	6,487	194,565	236,591	27,914	6,480
145,466	26,825	1,094,982	1,461,869	147,635	27,283

4,000	—	34,942	242,271	5,746	—
55,137	(57,510)	7,553,509	2,494,888	113,083	(56,337)
706,788	(137,001)	(771,447)	(1,710,529)	888,166	(157,265)
765,925	(194,511)	6,817,004	1,026,630	1,006,995	(213,602)
$911,391	$(167,686)	$7,911,986	$2,488,499	$1,154,630	$(186,319)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Operations (continued)

For the Period Ended August 31, 2017

	Target Date 2040 Portfolio
	For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Year Ended October 31, 2016
Investment income:
Dividends — unaffiliated issuers	$843,892	$1,134,608
Dividends — affiliated issuers	961	—
Interest	—	2,660
Total investment income	844,853	1,137,268

Expenses:
Registration fees	190,236	103,913
Management fees	103,785	147,269
Professional fees	12,674	98,339
Custody, accounting and administrative services	33,309	7,413
Printing and mailing costs	19,942	26,839
Trustee fees	28,620	10,138
Transfer Agency fees(b)	8,375	1,992
Distribution and Service fees(b)	142	25
Organization costs	—	—
Amortization of offering costs	—	—
Other	8,215	4,242
Total expenses	405,298	400,170
Less — expense reductions	(279,039)	(245,937)
Net expenses	126,259	154,233
NET INVESTMENT INCOME	718,594	983,035

Realized and unrealized gain (loss):
Capital gain distributions from unaffiliated Underlying Funds	28,049	192,305
Net realized gain (loss) from investments	5,820,894	2,008,437
Net change in unrealized gain (loss) on investments	(625,537)	(1,495,190)
Net realized and unrealized gain (loss)	5,223,406	705,552
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,942,000	$1,688,587

*	The Portfolios changed their fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Class specific Distribution and Service and Transfer Agency fees were as follows:

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2045 Portfolio		Target Date 2050 Portfolio		Target Date 2055 Portfolio
For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Period Ended October 31, 2016(a)	For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Year Ended October 31, 2016	For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Period Ended October 31, 2016(a)

$177,147	$33,575	$412,352	$512,196	$179,535	$33,456
244	—	536	—	253	—
—	—	—	1,168	—	—
177,391	33,575	412,888	513,364	179,788	33,456

81,977	4,373	190,259	103,913	82,284	4,373
22,069	4,740	51,258	63,738	22,330	4,740
48,987	21,969	12,674	98,339	48,987	21,969
39,511	5,789	24,886	5,901	39,993	5,789
7,160	7,500	6,194	27,369	7,332	7,500
26,585	9,877	27,194	10,057	26,590	9,877
3,617	769	4,172	895	3,669	769
181	25	137	25	190	25
—	12,000	—	—	—	12,000
123,521	32,282	—	—	122,397	32,281
5,467	746	6,495	4,242	5,470	747
359,075	100,070	323,269	314,479	359,242	100,070
(330,823)	(93,592)	(260,922)	(247,616)	(330,649)	(93,591)
28,252	6,478	62,347	66,863	28,593	6,479
149,139	27,097	350,541	446,501	151,195	26,977

5,796	—	12,983	95,186	5,840	—
169,625	(57,327)	1,832,990	749,735	219,057	(64,343)
1,006,023	(164,304)	1,087,414	(529,507)	1,129,809	(165,180)
1,181,444	(221,631)	2,933,387	315,414	1,354,706	(229,523)
$1,330,583	$(194,534)	$3,283,928	$761,915	$1,505,901	$(202,546)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets

	Target Date 2020 Portfolio
	For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$749,850	$969,310	$872,479
Net realized gain (loss)	2,911,207	2,304,750	1,693,559
Net change in unrealized gain (loss)	(350,687)	(1,317,333)	(984,069)
Net increase (decrease) in net assets resulting from operations	3,310,370	1,956,727	1,581,969

Distributions to shareholders:
From net investment income
Class A Shares(a)	(167)	—	—
Institutional Shares(a)	(182)	—	—
Service Shares(a)	(164)	—	—
Class IR Shares(a)	(177)	—	—
Class R Shares(a)	(159)	—	—
Class R6 Shares	(1,005,896)	(899,589)	(537,568)
From net realized gains
Class A Shares(a)	(373)	—	—
Institutional Shares(a)	(373)	—	—
Service Shares(a)	(373)	—	—
Class IR Shares(a)	(373)	—	—
Class R Shares(a)	(373)	—	—
Class R6 Shares	(2,022,264)	(1,764,331)	(604,745)
Total distributions to shareholders	(3,030,874)	(2,663,920)	(1,142,313)

From share transactions:
Proceeds from sales of shares	1,740,467	5,445,589	1,965,286
Reinvestment of distributions	3,030,874	2,663,920	1,142,314
Cost of shares redeemed	(10,811,559)	(7,300,343)	(11,892,996)
Net increase (decrease) in net assets resulting from share transactions	(6,040,218)	809,166	(8,785,396)
TOTAL INCREASE (DECREASE)	(5,760,722)	101,973	(8,345,740)

Net assets:
Beginning of year	53,720,583	53,618,610	61,964,350
End of year	$47,959,861	$53,720,583	$53,618,610
Undistributed net investment income	$488,324	$747,818	$624,905

*	The Portfolios changed their fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2025 Portfolio		Target Date 2030 Portfolio
For the Period November 1, 2016 – August 31, 2017*	For the Period Ended October 31, 2016(a)	For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015

$145,466	$26,825	$1,094,982	$1,461,869	$1,234,059
59,137	(57,510)	7,588,451	2,737,159	2,099,659
706,788	(137,001)	(771,447)	(1,710,529)	(1,065,611)
911,391	(167,686)	7,911,986	2,488,499	2,268,107

(375)	—	(306)	—	—
(79,700)	—	(198)	—	—
(62)	—	(181)	—	—
(75)	—	(193)	—	—
(57)	—	(175)	—	—
(80)	—	(1,529,883)	(1,258,551)	(781,023)

—	—	(317)	—	—
—	—	(317)	—	—
—	—	(317)	—	—
—	—	(317)	—	—
—	—	(317)	—	—
—	—	(2,407,010)	(2,672,152)	(1,632,546)
(80,349)	—	(3,939,531)	(3,930,703)	(2,413,569)

84,579	10,000,066	3,528,594	2,761,285	2,827,154
80,349	—	3,939,531	3,930,703	2,413,569
(76)	(65)	(9,777,634)	(9,983,568)	(8,940,513)
164,852	10,000,001	(2,309,509)	(3,291,580)	(3,699,790)
995,894	9,832,315	1,662,946	(4,733,784)	(3,845,252)

9,832,315	—	74,273,141	79,006,925	82,852,177
$10,828,209	$9,832,315	$75,936,087	$74,273,141	$79,006,925
$93,676	$27,333	$673,115	$1,109,790	$815,924

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Target Date 2035 Portfolio
	For the Period November 1, 2016 – August 31, 2017*	For the Period Ended October 31, 2016(a)
From operations:
Net investment income	$147,635	$27,283
Net realized gain (loss)	118,829	(56,337)
Net change in unrealized gain (loss)	888,166	(157,265)
Net increase (decrease) in net assets resulting from operations	1,154,630	(186,319)

Distributions to shareholders:
From net investment income
Class A Shares(a)	(71)	—
Institutional Shares(a)	(84,675)	—
Service Shares(a)	(67)	—
Class IR Shares(a)	(80)	—
Class R Shares(a)	(62)	—
Class R6 Shares	(85)	—
From net realized gains
Class A Shares(a)	—	—
Institutional Shares(a)	—	—
Service Shares(a)	—	—
Class IR Shares(a)	—	—
Class R Shares(a)	—	—
Class R6 Shares	—	—
Total distributions to shareholders	(85,040)	—

From share transactions:
Proceeds from sales of shares	180,035	10,000,066
Reinvestment of distributions	85,040	—
Cost of shares redeemed	(90)	(65)
Net increase (decrease) in net assets resulting from share transactions	264,985	10,000,001
TOTAL INCREASE (DECREASE)	1,334,575	9,813,682

Net assets:
Beginning of year	9,813,682	—
End of year	$11,148,257	$9,813,682
Undistributed net investment income	$91,530	$27,791

*	The Portfolios changed their fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2040 Portfolio			Target Date 2045 Portfolio
For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015	For the Period November 1, 2016 – August 31, 2017*	For the Period Ended October 31, 2016(a)

$718,594	$983,035	$839,055	$149,139	$27,097
5,848,943	2,200,742	1,997,182	175,421	(57,327)
(625,537)	(1,495,190)	(1,252,918)	1,006,023	(164,304)
5,942,000	1,688,587	1,583,319	1,330,583	(194,534)

(256)	—	—	(73)	—
(211)	—	—	(87,162)	—
(193)	—	—	(70)	—
(206)	—	—	(82)	—
(188)	—	—	(65)	—
(1,022,650)	(839,070)	(588,549)	(88)	—

(571)	—	—	—	—
(442)	—	—	—	—
(443)	—	—	—	—
(442)	—	—	—	—
(442)	—	—	—	—
(2,134,309)	(2,209,026)	(1,513,221)	—	—
(3,160,353)	(3,048,096)	(2,101,770)	(87,540)	—

2,044,481	1,187,738	1,322,699	251,712	10,000,066
3,160,353	3,048,096	2,101,769	87,540	—
(6,283,037)	(5,514,019)	(11,779,177)	(75,493)	(65)
(1,078,203)	(1,278,185)	(8,354,709)	263,759	10,000,001
1,703,444	(2,637,694)	(8,873,160)	1,506,802	9,805,467

47,391,720	50,029,414	58,902,574	9,805,467	—
$49,095,164	$47,391,720	$50,029,414	$11,312,269	$9,805,467
$436,364	$738,785	$522,865	$90,473	$27,605

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Target Date 2050 Portfolio
	For the Period November 1, 2016 – August 31, 2017*	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$350,541	$446,501	$326,330
Net realized gain (loss)	1,845,973	844,921	416,075
Net change in unrealized gain (loss)	1,087,414	(529,507)	(90,904)
Net increase (decrease) in net assets resulting from operations	3,283,928	761,915	651,501

Distributions to shareholders:
From net investment income
Class A Shares(a)	(196)	—	—
Institutional Shares(a)	(210)	—	—
Service Shares(a)	(192)	—	—
Class IR Shares(a)	(205)	—	—
Class R Shares(a)	(187)	—	—
Class R6 Shares	(470,084)	(348,249)	(227,101)
From net realized gains
Class A Shares(a)	(404)	—	—
Institutional Shares(a)	(404)	—	—
Service Shares(a)	(404)	—	—
Class IR Shares(a)	(404)	—	—
Class R Shares(a)	(404)	—	—
Class R6 Shares	(892,169)	(629,298)	(463,433)
Total distributions to shareholders	(1,365,263)	(977,547)	(690,534)

From share transactions:
Proceeds from sales of shares	3,007,855	1,728,932	2,060,597
Reinvestment of distributions	1,365,263	977,547	690,534
Cost of shares redeemed	(1,604,503)	(1,267,315)	(3,495,489)
Net increase (decrease) in net assets resulting from share transactions	2,768,615	1,439,164	(744,358)
TOTAL INCREASE (DECREASE)	4,687,280	1,223,532	(783,391)

Net assets:
Beginning of year	21,705,705	20,482,173	21,265,564
End of year	$26,392,985	$21,705,705	$20,482,173
Undistributed net investment income	$214,585	$333,260	$199,102

*	The Portfolios changed their fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2055 Portfolio
For the Period November 1, 2016 – August 31, 2017*	For the Period Ended October 31, 2016(a)

$151,195	$26,977
224,897	(64,343)
1,129,809	(165,180)
1,505,901	(202,546)

(98)	—
(91,043)	—
(74)	—
(86)	—
(69)	—
(92)	—

—	—
—	—
—	—
—	—
—	—
—	—
(91,462)	—

176,911	10,000,066
91,462	—
(53)	(65)
268,320	10,000,001
1,682,759	9,797,455

9,797,455	—
$11,480,214	$9,797,455
$88,669	$27,485

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE PERIOD NOVEMBER 1, 2016 – AUGUST 31,*
2017 - A	$9.90	$0.10	$0.47	$0.57	$(0.16)	$(0.38)	$(0.54)
2017 - Institutional	9.91	0.13	0.48	0.61	(0.18)	(0.38)	(0.56)
2017 - Service	9.90	0.09	0.48	0.57	(0.16)	(0.38)	(0.54)
2017 - IR	9.91	0.09	0.50	0.59	(0.17)	(0.38)	(0.55)
2017 - R	9.90	0.08	0.47	0.55	(0.15)	(0.38)	(0.53)
2017 - R6	9.91	0.14	0.47	0.61	(0.18)	(0.38)	(0.56)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	10.05	0.02	(0.17)	(0.15)	—	—	—
2016 - Institutional (Commenced August 22, 2016)	10.05	0.03	(0.17)	(0.14)	—	—	—
2016 - Service (Commenced August 22, 2016)	10.05	0.02	(0.17)	(0.15)	—	—	—
2016 - IR (Commenced August 22, 2016)	10.05	0.02	(0.16)	(0.14)	—	—	—
2016 - R (Commenced August 22, 2016)	10.05	0.01	(0.16)	(0.15)	—	—	—
2016 - R6	10.07	0.18	0.16	0.34	(0.17)	(0.33)	(0.50)
2015 - R6	10.00	0.16	0.10	0.26	(0.09)	(0.10)	(0.19)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.03)	—	—	—	—

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2020 Portfolio’s predecessor was the Madison Target Retirement 2020 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.
(d)	Annualized.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.93	6.06%	$16	0.72	%(d)	1.26	%(d)	1.21	%(d)	189%
9.96	6.42	10	0.32	(d)	0.96	(d)	1.66	(d)	189
9.93	6.02	10	0.82	(d)	1.46	(d)	1.16	(d)	189
9.95	6.26	323	0.46	(d)	1.07	(d)	1.08	(d)	189
9.92	5.86	10	0.97	(d)	1.61	(d)	1.01	(d)	189
9.96	6.42	47,589	0.30	(d)	0.94	(d)	1.69	(d)	189

9.90	(1.49)	10	0.74	(d)	3.01	(d)	0.94	(d)	204
9.91	(1.39)	10	0.34	(d)	2.61	(d)	1.34	(d)	204
9.90	(1.49)	10	0.84	(d)	3.11	(d)	0.84	(d)	204
9.91	(1.39)	10	0.48	(d)	2.75	(d)	1.19	(d)	204
9.90	(1.49)	10	0.98	(d)	3.25	(d)	0.69	(d)	204
9.91	3.65	53,671	0.31		0.76		1.79		204
10.07	2.61	53,619	0.30		0.30		1.46		207

10.00	—	61,964	0.32	(d)	0.32	(d)	1.82	(d)	48

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE PERIOD NOVEMBER 1, 2016 – AUGUST 31,*
2017 - A	$9.82	$0.12	$0.75	$0.87	$(0.08)
2017 - Institutional	9.83	0.14	0.76	0.90	(0.08)
2017 - Service	9.82	0.10	0.76	0.86	(0.06)
2017 - IR	9.83	0.12	0.76	0.88	(0.07)
2017 - R	9.82	0.09	0.76	0.85	(0.06)
2017 - R6	9.83	0.14	0.76	0.90	(0.08)

FOR THE PERIOD ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	10.00	0.02	(0.20)	(0.18)	—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.20)	(0.17)	—
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.20)	(0.18)	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.19)	(0.17)	—
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.19)	(0.18)	—
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.20)	(0.17)	—

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$10.61	8.77%	$75	0.71%	4.54%	1.39%	167%
10.65	9.22	10,687	0.32	3.92	1.69	167
10.62	8.83	11	0.81	4.40	1.20	167
10.64	9.06	35	0.46	5.20	1.37	167
10.61	8.67	11	0.95	4.54	1.06	167
10.65	9.22	11	0.31	3.95	1.69	167

9.82	(1.70)	10	0.75	4.23	1.01	33
9.83	(1.70)	9,783	0.34	3.85	1.42	33
9.82	(1.80)	10	0.84	4.32	0.91	33
9.83	(1.70)	10	0.49	3.97	1.27	33
9.82	(1.80)	10	0.99	4.47	0.77	33
9.83	(1.70)	10	0.33	3.92	1.43	33

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE PERIOD NOVEMBER 1, 2016 – AUGUST 31,*
2017 - A	$9.74	$0.08	$0.90	$0.98	$(0.18)	$(0.32)	$(0.50)
2017 - Institutional	9.75	0.14	0.88	1.02	(0.19)	(0.32)	(0.51)
2017 - Service	9.74	0.10	0.88	0.98	(0.17)	(0.32)	(0.49)
2017 - IR	9.75	0.11	0.90	1.01	(0.19)	(0.32)	(0.51)
2017 - R	9.74	0.09	0.88	0.97	(0.17)	(0.32)	(0.49)
2017 - R6	9.75	0.14	0.88	1.02	(0.19)	(0.32)	(0.51)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	9.93	0.02	(0.21)	(0.19)	—	—	—
2016 - Institutional (Commenced August 22, 2016)	9.93	0.03	(0.21)	(0.18)	—	—	—
2016 - Service (Commenced August 22, 2016)	9.93	0.02	(0.21)	(0.19)	—	—	—
2016 - IR (Commenced August 22, 2016)	9.93	0.02	(0.20)	(0.18)	—	—	—
2016 - R (Commenced August 22, 2016)	9.93	0.02	(0.21)	(0.19)	—	—	—
2016 - R6	9.97	0.19	0.11	0.30	(0.17)	(0.35)	(0.52)
2015 - R6	9.99	0.15	0.12	0.27	(0.09)	(0.20)	(0.29)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.04)	(0.01)	—	—	—

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2030 Portfolio’s predecessor was the Madison Target Retirement 2030 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.
(d)	Annualized.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.22	10.47%	$205	0.72	%(d)	0.99	%(d)	0.99	%(d)	143%
10.26	10.87	11	0.31	(d)	0.75	(d)	1.69	(d)	143
10.23	10.47	11	0.82	(d)	1.26	(d)	1.19	(d)	143
10.25	10.71	625	0.46	(d)	0.82	(d)	1.30	(d)	143
10.22	10.30	23	0.97	(d)	1.28	(d)	1.04	(d)	143
10.26	10.88	75,061	0.30	(d)	0.76	(d)	1.72	(d)	143

9.74	(1.91)	10	0.74	(d)	2.33	(d)	1.01	(d)	176
9.75	(1.81)	10	0.34	(d)	1.93	(d)	1.41	(d)	176
9.74	(1.91)	10	0.83	(d)	2.43	(d)	0.92	(d)	176
9.75	(1.81)	10	0.48	(d)	2.08	(d)	1.27	(d)	176
9.74	(1.91)	10	0.98	(d)	2.57	(d)	0.77	(d)	176
9.75	3.23	74,224	0.31		0.62		1.91		176
9.97	2.76	79,007	0.30		0.30		1.49		156

9.99	(0.10)	82,852	0.32	(d)	0.32	(d)	1.87	(d)	44

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE PERIOD NOVEMBER 1, 2016 – AUGUST 31,*
2017 - A	$9.81	$0.10	$1.01	$1.11	$(0.07)
2017 - Institutional	9.81	0.15	1.00	1.15	(0.09)
2017 - Service	9.80	0.10	1.01	1.11	(0.07)
2017 - IR	9.81	0.08	1.05	1.13	(0.08)
2017 - R	9.80	0.09	1.00	1.09	(0.06)
2017 - R6	9.81	0.14	1.01	1.15	(0.09)

FOR THE PERIOD ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	10.00	0.02	(0.21)	(0.19)	—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)	—
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.21)	(0.19)	—
2016 - R (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)	—

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$10.85	11.39%	$29	0.71%	4.28%	1.11%	137%
10.87	11.75	10,911	0.32	3.86	1.69	137
10.84	11.36	11	0.81	4.34	1.20	137
10.86	11.59	152	0.45	7.23	0.89	137
10.83	11.20	11	0.98	4.50	1.04	137
10.87	11.75	35	0.30	4.22	1.64	137

9.81	(1.90)	10	0.75	4.23	1.03	29
9.81	(1.90)	9,765	0.34	3.85	1.44	29
9.80	(2.00)	10	0.84	4.33	0.94	29
9.81	(1.90)	10	0.49	3.97	1.29	29
9.80	(2.00)	10	0.99	4.47	0.79	29
9.81	(1.90)	10	0.32	3.93	1.46	29

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE PERIOD NOVEMBER 1, 2016 – AUGUST 31,*
2017 - A	$9.58	$0.10	$1.03	$1.13	$(0.19)	$(0.43)	$(0.62)
2017 - Institutional	9.58	0.14	1.03	1.17	(0.20)	(0.43)	(0.63)
2017 - Service	9.58	0.10	1.01	1.11	(0.18)	(0.43)	(0.61)
2017 - IR	9.58	0.09	1.06	1.15	(0.19)	(0.43)	(0.62)
2017 - R	9.57	0.09	1.02	1.11	(0.18)	(0.43)	(0.61)
2017 - R6	9.59	0.14	1.02	1.16	(0.20)	(0.43)	(0.63)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	9.77	0.02	(0.21)	(0.19)	—	—	—
2016 - Institutional (Commenced August 22, 2016)	9.77	0.03	(0.22)	(0.19)	—	—	—
2016 - Service (Commenced August 22, 2016)	9.77	0.02	(0.21)	(0.19)	—	—	—
2016 - IR (Commenced August 22, 2016)	9.77	0.02	(0.21)	(0.19)	—	—	—
2016 - R (Commenced August 22, 2016)	9.77	0.01	(0.21)	(0.20)	—	—	—
2016 - R6	9.90	0.19	0.11	0.30	(0.17)	(0.44)	(0.61)
2015 - R6	9.98	0.15	0.13	0.28	(0.10)	(0.26)	(0.36)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.05)	(0.02)	—	—	—

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2040 Portfolio’s predecessor was the Madison Target Retirement 2040 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.
(d)	Annualized.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.09	12.37%	$13	0.73	%(d)	1.41	%(d)	1.27	%(d)	142%
10.12	12.85	11	0.32	(d)	0.98	(d)	1.70	(d)	142
10.08	12.21	11	0.82	(d)	1.48	(d)	1.20	(d)	142
10.11	12.68	130	0.46	(d)	0.98	(d)	1.11	(d)	142
10.07	12.16	24	0.97	(d)	1.42	(d)	1.05	(d)	142
10.12	12.73	48,905	0.30	(d)	0.98	(d)	1.73	(d)	142

9.58	(1.94)	13	0.74	(d)	3.23	(d)	0.98	(d)	174
9.58	(1.94)	10	0.34	(d)	2.82	(d)	1.41	(d)	174
9.58	(1.94)	10	0.83	(d)	3.31	(d)	0.92	(d)	174
9.58	(1.94)	10	0.48	(d)	2.96	(d)	1.27	(d)	174
9.57	(2.05)	10	0.98	(d)	3.46	(d)	0.77	(d)	174
9.59	3.33	47,340	0.31		0.80		1.97		174
9.90	2.86	50,029	0.30		0.30		1.50		160

9.98	(0.20)	58,903	0.32	(d)	0.32	(d)	1.84	(d)	46

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE PERIOD NOVEMBER 1, 2016 – AUGUST 31,*
2017 - A	$9.80	$0.08	$1.20	$1.28	$(0.07)
2017 - Institutional	9.81	0.15	1.17	1.32	(0.09)
2017 - Service	9.80	0.10	1.17	1.27	(0.07)
2017 - IR	9.80	0.10	1.21	1.31	(0.08)
2017 - R	9.79	0.09	1.17	1.26	(0.06)
2017 - R6	9.81	0.15	1.17	1.32	(0.09)

FOR THE PERIOD ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)	—
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.22)	(0.21)	—
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)	—

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$11.01	13.17%	$84	0.71%	5.43%	0.90%	143%
11.04	13.52	11,077	0.32	3.82	1.69	143
11.00	13.03	11	0.81	4.30	1.20	143
11.03	13.48	97	0.46	6.16	1.13	143
10.99	12.98	29	0.95	4.63	1.07	143
11.04	13.64	14	0.31	4.00	1.68	143

9.80	(2.00)	10	0.75	4.23	1.02	29
9.81	(1.90)	9,756	0.34	3.85	1.43	29
9.80	(2.00)	10	0.84	4.33	0.93	29
9.80	(2.00)	10	0.49	3.97	1.28	29
9.79	(2.10)	10	0.99	4.48	0.78	29
9.81	(2.00)	10	0.32	3.93	1.45	29

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE PERIOD NOVEMBER 1, 2016 – AUGUST 31,*
2017 - A	$9.80	$0.12	$1.21	$1.33	$(0.19)	$(0.40)	$(0.59)
2017 - Institutional	9.80	0.14	1.22	1.36	(0.20)	(0.40)	(0.60)
2017 - Service	9.79	0.10	1.22	1.32	(0.18)	(0.40)	(0.58)
2017 - IR	9.80	0.11	1.24	1.35	(0.20)	(0.40)	(0.60)
2017 - R	9.79	0.09	1.22	1.31	(0.18)	(0.40)	(0.58)
2017 - R6	9.80	0.14	1.22	1.36	(0.20)	(0.40)	(0.60)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—	—	—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)	—	—	—
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—	—	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—	—	—
2016 - R (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—	—	—
2016 - R6	9.95	0.20	0.11	0.31	(0.16)	(0.30)	(0.46)
2015 - R6	9.98	0.15	0.13	0.28	(0.10)	(0.21)	(0.31)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.05)	(0.02)	—	—	—

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2050 Portfolio’s predecessor was the Madison Target Retirement 2050 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.
(d)	Annualized.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.54	14.21%	$49	0.71	%(d)	1.34	%(d)	1.38	%(d)	139%
10.56	14.58	11	0.32	(d)	1.63	(d)	1.71	(d)	139
10.53	14.18	11	0.82	(d)	2.13	(d)	1.21	(d)	139
10.55	14.42	156	0.47	(d)	1.45	(d)	1.31	(d)	139
10.52	14.02	11	0.98	(d)	2.29	(d)	1.05	(d)	139
10.56	14.59	26,154	0.30	(d)	1.58	(d)	1.71	(d)	139

9.80	(2.00)	10	0.74	(d)	6.30	(d)	1.04	(d)	191
9.80	(2.00)	10	0.34	(d)	5.90	(d)	1.44	(d)	191
9.79	(2.10)	10	0.83	(d)	6.40	(d)	0.95	(d)	191
9.80	(2.00)	10	0.48	(d)	6.04	(d)	1.30	(d)	191
9.79	(2.10)	10	0.98	(d)	6.54	(d)	0.80	(d)	191
9.80	3.37	21,657	0.31		1.45		2.07		191
9.95	2.87	20,482	0.30		0.30		1.51		204

9.98	(0.20)	21,266	0.32	(d)	0.32	(d)	1.72	(d)	52

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE PERIOD NOVEMBER 1, 2016 – AUGUST 31,*
2017 - A	$9.79	$0.09	$1.36	$1.45	$(0.08)
2017 - Institutional	9.80	0.15	1.34	1.49	(0.09)
2017 - Service	9.79	0.11	1.33	1.44	(0.07)
2017 - IR	9.79	0.07	1.42	1.49	(0.09)
2017 - R	9.79	0.09	1.34	1.43	(0.07)
2017 - R6	9.80	0.15	1.34	1.49	(0.09)

FOR THE PERIOD ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)	—
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.22)	(0.21)	—
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)	—

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$11.16	14.90%	$87	0.71%	4.43%	1.01%	182%
11.20	15.32	11,242	0.32	3.78	1.70	182
11.16	14.83	11	0.81	4.26	1.20	182
11.19	15.16	101	0.46	6.85	0.77	182
11.15	14.66	11	0.97	4.42	1.05	182
11.20	15.32	27	0.29	3.99	1.68	182

9.79	(2.10)	10	0.75	4.23	1.02	34
9.80	(2.00)	9,748	0.34	3.85	1.43	34
9.79	(2.10)	10	0.84	4.33	0.92	34
9.79	(2.00)	10	0.49	3.97	1.28	34
9.79	(2.10)	10	0.99	4.48	0.77	34
9.80	(2.00)	10	0.32	3.92	1.45	34

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements

August 31, 2017

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act. Effective August 1, the Portfolios’ fiscal year end changed from October 31 to August 31.

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, Institutional, Service, IR*, R, R6	Diversified

*	Effective October 10, 2017, Class IR Shares were designated as Investor Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust. Madison Asset Management, LLC, (the “Sub-Adviser”) serves as the subadviser to the Portfolios.

GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Portfolios are not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolios may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Offering Costs — Offering costs paid in connection with the initial offering of shares of Target Date 2025, Target Date 2035, Target Date 2045 and Target Date 2055 were amortized on a straight-line basis over 12 months from the date of commencement of operations.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy,

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments classified in the fair value hierarchy as of August 31, 2017:

TARGET DATE 2020 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$46,106,111	$—	$—
Investment Company	1,542,601	—	—
Total	$47,648,712	$—	$—

TARGET DATE 2025 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$10,401,326	$—	$—
Investment Company	381,305	—	—
Total	$10,782,631	$—	$—

TARGET DATE 2030 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$72,145,717	$—	$—
Investment Companies	1,548,941	—	—
Total	$73,694,658	$—	$—

TARGET DATE 2035 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$10,653,725	$—	$—
Investment Companies	388,791	—	—
Total	$11,042,516	$—	$—

GOLDMAN SACHS TARGET DATE PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TARGET DATE 2040 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$47,006,219	$—	$—
Investment Companies	1,129,243	—	—
Total	$48,135,462	$—	$—

TARGET DATE 2045 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$10,809,861	$—	$—
Investment Companies	393,279	—	—
Total	$11,203,140	$—	$—

TARGET DATE 2050 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$25,260,909	$—	$—
Investment Companies	924,744	—	—
Total	$26,185,653	$—	$—

TARGET DATE 2055 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$10,970,328	$—	$—
Investment Companies	399,363	—	—
Total	$11,369,691	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Portfolio’s average daily net assets.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the period ended August 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate			Contractual Management Fee Annual Rate
First $2 billion	Next $3 billion	Over $5 billion
0.25%	0.23%	0.21%	0.25%

The Portfolios invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolios in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Portfolios invest, except those management fees it earns from the Portfolio’s investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the period ended August 31, 2017, the management fee waived by GSAM for each Portfolio was as follows:

Fund	Management Fee Waived
Target Date 2020	$190
Target Date 2025	40
Target Date 2030	262
Target Date 2035	43
Target Date 2040	173
Target Date 2045	44
Target Date 2050	95
Target Date 2055	45

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Portfolio, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as applicable, as set forth below.

The Trust, on behalf of Services Shares of each applicable Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to the Service Shares of the Portfolios, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class R*	Service
Distribution Plan	0.25%	0.50%	—
Service Plan	—	—	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the period ended August 31, 2017, Goldman Sachs did not retain any of the Class A Shares’ front end sales charge.

D.  Shareholder Administration Plan — The Trust, on behalf of the Portfolios, has adopted a Shareholder Administration Plan to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of shareholder administration services to their customers who are beneficial owners of such shares. The Shareholder Administration Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Service Shares of the Portfolios.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective October 8, 2017, the annual rates will be as follows: 0.18% of the average daily net assets of Class A, Class IR and Class R Shares and 0.03% of the average daily net assets of Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 are each 0.024%, and Target Date 2025, Target Date 2035, Target Date 2045 and Target Date 2055 are each 0.014%. Prior to February 28, 2017, the Other Expense limitations as an annual percentage rate of average daily net assets for each Portfolio were 0.05%. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the period ended August 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Target Date 2020	$190	$281,583	$281,773
Target Date 2025	40	331,766	331,806
Target Date 2030	262	288,645	288,907
Target Date 2035	43	331,163	331,206
Target Date 2040	173	278,866	279,039
Target Date 2045	44	330,779	330,823
Target Date 2050	95	260,827	260,922
Target Date 2055	45	330,604	330,649

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of August 31, 2017, the Portfolios participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the period ended August 31, 2017, the Portfolios did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the period ended August 31, 2017, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Portfolios.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the period ended August 31, 2017:

Affiliated Investment Companies	Market Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales of Affiliated Investment Companies	Net Change in Unrealized Appreciation/ Depreciation	Market Value as of August 31, 2017	Shares as of August 31, 2017	Dividend Income
Target Date 2020 Portfolio	$—	$4,077,229	$2,534,628	$—	$—	$1,542,601	1,542,601	$1,011
Target Date 2025 Portfolio	—	644,668	263,363	—	—	381,305	381,305	231
Target Date 2030 Portfolio	—	5,083,160	3,913,007	—	—	1,170,153	1,170,153	1,479
Target Date 2035 Portfolio	—	693,621	360,104	—	—	333,517	333,517	243
Target Date 2040 Portfolio	—	3,450,587	2,568,005	—	—	882,582	882,582	961
Target Date 2045 Portfolio	—	847,534	510,861	—	—	336,673	336,673	244
Target Date 2050 Portfolio	—	1,655,246	863,691	—	—	791,555	791,555	536
Target Date 2055 Portfolio	—	624,879	282,688	—	—	342,191	342,191	253

As of August 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Portfolios:

	Class A	Institutional	Service	Class IR	Class R	Class R6
Target Date 2020	65%	100%	100%	—%	100%	—%
Target Date 2025	14	100	100	31	100	100
Target Date 2030	5	100	100	—	47	—
Target Date 2035	38	100	100	7	99	31
Target Date 2040	83	100	100	8	46	—
Target Date 2045	13	100	100	11	38	80
Target Date 2050	23	100	100	7	100	—
Target Date 2055	13	100	100	11	100	41

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2017, were:

Fund	Purchases	Sales and Maturities
Target Date 2020	$96,391,143	$104,449,335
Target Date 2025	16,832,393	16,571,485
Target Date 2030	105,140,845	110,741,468
Target Date 2035	14,046,188	13,698,516
Target Date 2040	68,131,921	71,598,996
Target Date 2045	14,819,340	14,480,296
Target Date 2050	34,640,323	33,021,762
Target Date 2055	18,995,394	18,660,910

6. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2017 was as follows:

	Target Date 2020	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055
Distribution paid from:
Ordinary income	$1,143,779	$80,349	$1,579,091	$85,040	$1,179,834	$87,540	$557,709	$91,462
Net long-term capital gains	1,887,095	—	2,360,440	—	1,980,519	—	807,554	—
Total taxable distributions	$3,030,874	$80,349	$3,939,531	$85,040	$3,160,353	$87,540	$1,365,263	$91,462

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Target Date 2020	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055
Distribution paid from:
Ordinary income	$1,207,803	$—	$1,551,992	$—	$1,118,464	$—	$469,675	$—
Net long-term capital gains	1,456,117	—	2,378,711	—	1,929,632	—	507,872	—
Total taxable distributions	$2,663,920	$—	$3,930,703	$—	$3,048,096	$—	$977,547	$—

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:
	Target Date 2020	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055
Distribution paid from:
Ordinary income	$745,004	$—	$939,469	$—	$687,796	$—	$240,391	$—
Net long-term capital gains	397,309	—	1,474,100	—	1,413,974	—	450,143	—
Total taxable distributions	$1,142,313	$—	$2,413,569	$—	$2,101,770	$—	$690,534	$—

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

6. TAX INFORMATION (continued)

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Target Date 2020	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055
Undistributed ordinary income — net	$1,452,556	$167,638	$2,056,248	$213,990	$1,471,211	$274,639	$699,531	$326,467
Undistributed long-term capital gains	1,855,140	—	5,750,409	—	4,445,691	—	1,111,571	—
Total undistributed earnings	$3,307,696	$167,638	$7,806,657	$213,990	$5,916,902	$274,639	$1,811,102	$326,467
Unrealized gains (losses) — net	2,221,314	497,118	5,745,881	670,689	4,421,336	775,286	2,730,124	886,841
Total accumulated earnings (losses) net	$5,529,010	$664,756	$13,552,538	$884,679	$10,338,238	$1,049,925	$4,541,226	$1,213,308

The Target Date 2025, Target Date 2035, Target Date 2045 and Target Date 2055 Portfolios utilized $41,920, $43,449, $42,638 and $41,912, respectively, of capital losses in the current fiscal period.

As of August 31, 2017, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Target Date 2020	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055
Tax Cost	$45,427,398	$10,285,513	$67,948,777	$10,371,827	$43,714,126	$10,427,854	$23,455,529	$10,482,850
Gross unrealized gain	2,641,338	571,099	6,466,899	731,262	5,009,574	842,448	2,986,617	965,361
Gross unrealized loss	(420,024)	(73,981)	(721,018)	(60,573)	(588,238)	(67,162)	(256,493)	(78,520)
Net unrealized gains (losses)	$2,221,314	$497,118	$5,745,881	$670,689	$4,421,336	$775,286	$2,730,124	$886,841

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from dividend redesignations, non-deductible expenses, and differences in the tax treatment of underlying fund investments and partnership investments.

	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Target Date 2020	$—	$2,599	$(2,599)
Target Date 2025	(892)	(334)	1,226
Target Date 2030	—	721	(721)
Target Date 2035	(900)	(244)	1,144
Target Date 2040	—	(2,689)	2,689
Target Date 2045	(908)	(361)	1,269
Target Date 2050	—	(1,858)	1,858
Target Date 2055	(907)	(544)	1,451

GOLDMAN SACHS TARGET DATE PORTFOLIOS

6. TAX INFORMATION (continued)

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

The Portfolios may be indirectly exposed to the following risks through their investments in the Underlying Funds. For more information regarding the risks of an Underlying Fund, please see the Underlying Fund’s shareholder report.

Liquidity Risk — A Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Target Date 2020 Portfolio

	For the Period November 1, 2016 — August 31, 2017(a)		For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares(b)
Shares sold	571	$5,508	996	$10,010	—	$—
Reinvestment of distributions	57	540	—	—	—	—
Shares redeemed	—	—	(1)	(11)	—	—
	628	6,048	995	9,999	—	—
Institutional Shares(b)
Shares sold	1	5	996	10,010	—	—
Reinvestment of distributions	59	555	—	—	—	—
Shares redeemed	(1)	(5)	(1)	(10)	—	—
	59	555	995	10,000	—	—
Service Shares(b)
Shares sold	—	—	996	10,010	—	—
Reinvestment of distributions	57	537	—	—	—	—
Shares redeemed	—	—	(1)	(11)	—	—
	57	537	995	9,999	—	—
Class IR Shares(b)
Shares sold	31,422	311,469	996	10,010	—	—
Reinvestment of distributions	58	550	—	—	—	—
Shares redeemed	(1)	(10)	(1)	(11)	—	—
	31,479	312,009	995	9,999	—	—
Class R Shares(b)
Shares sold	—	—	996	10,010	—	—
Reinvestment of distributions	56	532	—	—	—	—
Shares redeemed	—	—	(1)	(11)	—	—
	56	532	995	9,999	—	—
Class R6 Shares
Shares sold	148,501	1,423,485	556,157	5,395,539	194,179	1,965,286
Reinvestment of distributions	319,101	3,028,160	282,195	2,663,920	114,460	1,142,314
Shares redeemed	(1,106,730)	(10,811,544)	(745,292)	(7,300,289)	(1,184,264)	(11,892,996)
	(639,128)	(6,359,899)	93,060	759,170	(875,625)	(8,785,396)
NET INCREASE (DECREASE)	(606,849)	$(6,040,218)	98,035	$809,166	(875,625)	$(8,785,396)

(a)	The Portfolios changed their fiscal year end from October 31 to August 31.
(b)	Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2025 Portfolio

	For the Period November 1, 2016 — August 31, 2017(a)		For the Period Ended October 31, 2016(b)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,992	$60,856	1,001	$10,011
Reinvestment of distributions	38	375	—	—
Shares redeemed	—	—	(1)	(11)
	6,030	61,231	1,000	10,000
Institutional Shares
Shares sold	1	5	995,001	9,950,011
Reinvestment of distributions	8,051	79,700	—	—
Shares redeemed	(1)	(5)	(1)	(10)
	8,051	79,700	995,000	9,950,001
Service Shares
Shares sold	—	—	1,001	10,011
Reinvestment of distributions	6	62	—	—
Shares redeemed	—	—	(1)	(11)
	6	62	1,000	10,000
Class IR Shares
Shares sold	2,241	23,671	1,001	10,011
Reinvestment of distributions	8	75	—	—
Shares redeemed	(3)	(25)	(1)	(11)
	2,246	23,721	1,000	10,000
Class R Shares
Shares sold	3	36	1,001	10,011
Reinvestment of distributions	6	57	—	—
Shares redeemed	(3)	(36)	(1)	(11)
	6	57	1,000	10,000
Class R6 Shares
Shares sold	1	11	1,001	10,011
Reinvestment of distributions	8	80	—	—
Shares redeemed	(1)	(10)	(1)	(11)
	8	81	1,000	10,000
NET INCREASE	16,347	$164,852	1,000,000	$10,000,001

(a)	The Portfolios changed their fiscal year end from October 31 to August 31.
(b)	Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2030 Portfolio

	For the Period November 1, 2016 — August 31, 2017(a)		For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares(b)
Shares sold	19,953	$189,739	1,008	$10,010	—	$—
Reinvestment of distributions	65	623	—	—	—	—
Shares redeemed	(985)	(9,998)	(1)	(11)	—	—
	19,033	180,364	1,007	9,999	—	—
Institutional Shares(b)
Shares sold	1	5	1,008	10,010	—	—
Reinvestment of distributions	54	515	—	—	—	—
Shares redeemed	(1)	(5)	(1)	(10)	—	—
	54	515	1,007	10,000	—	—
Service Shares(b)
Shares sold	—	—	1,008	10,010	—	—
Reinvestment of distributions	52	498	—	—	—	—
Shares redeemed	—	—	(1)	(11)	—	—
	52	498	1,007	9,999	—	—
Class IR Shares(b)
Shares sold	59,937	613,794	1,008	10,010	—	—
Reinvestment of distributions	53	510	—	—	—	—
Shares redeemed	(9)	(90)	(1)	(11)	—	—
	59,981	614,214	1,007	9,999	—	—
Class R Shares(b)
Shares sold	1,182	11,639	1,008	10,010	—	—
Reinvestment of distributions	52	492	—	—	—	—
Shares redeemed	(2)	(16)	(1)	(11)	—	—
	1,232	12,115	1,007	9,999	—	—
Class R6 Shares
Shares sold	276,954	2,713,417	284,587	2,711,235	279,805	2,827,154
Reinvestment of distributions	412,273	3,936,893	422,202	3,930,703	243,549	2,413,569
Shares redeemed	(988,092)	(9,767,525)	(1,015,250)	(9,983,514)	(894,665)	(8,940,513)
	(298,865)	(3,117,215)	(308,461)	(3,341,576)	(371,311)	(3,699,790)
NET DECREASE	(218,513)	$(2,309,509)	(303,426)	$(3,291,580)	(371,311)	$(3,699,790)

(a)	The Portfolios changed their fiscal year end from October 31 to August 31.
(b)	Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2035 Portfolio

	For the Period November 1, 2016 — August 31, 2017(a)		For the Period Ended October 31, 2016(b)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,645	$16,616	1,001	$10,011
Reinvestment of distributions	7	71	—	—
Shares redeemed	—	—	(1)	(11)
	1,652	16,687	1,000	10,000
Institutional Shares
Shares sold	—	5	995,001	9,950,011
Reinvestment of distributions	8,493	84,675	—	—
Shares redeemed	—	(5)	(1)	(10)
	8,493	84,675	995,000	9,950,001
Service Shares
Shares sold	—	—	1,001	10,011
Reinvestment of distributions	7	67	—	—
Shares redeemed	—	—	(1)	(11)
	7	67	1,000	10,000
Class IR Shares
Shares sold	12,990	140,121	1,001	10,011
Reinvestment of distributions	8	80	—	—
Shares redeemed	(6)	(69)	(1)	(11)
	12,992	140,132	1,000	10,000
Class R Shares
Shares sold	7	67	1,001	10,011
Reinvestment of distributions	6	62	—	—
Shares redeemed	—	—	(1)	(11)
	13	129	1,000	10,000
Class R6 Shares
Shares sold	2,209	23,226	1,001	10,011
Reinvestment of distributions	9	85	—	—
Shares redeemed	(2)	(16)	(1)	(11)
	2,216	23,295	1,000	10,000
NET INCREASE	25,373	$264,985	1,000,000	$10,000,001

(a)	The Portfolios changed their fiscal year end from October 31 to August 31.
(b)	Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2040 Portfolio

	For the Period November 1, 2016 — August 31, 2017(a)		For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares(b)
Shares sold	227	$2,223	1,323	$12,879	—	$—
Reinvestment of distributions	88	827	—	—	—	—
Shares redeemed	(319)	(3,121)	(1)	(11)	—	—
	(4)	(71)	1,322	12,868	—	—
Institutional Shares(b)
Shares sold	1	5	1,025	10,010	—	—
Reinvestment of distributions	70	654	—	—	—	—
Shares redeemed	(1)	(5)	(1)	(10)	—	—
	70	654	1,024	10,000	—	—
Service Shares(b)
Shares sold	—	—	1,025	10,010	—	—
Reinvestment of distributions	68	636	—	—	—	—
Shares redeemed	—	—	(1)	(11)	—	—
	68	636	1,024	9,999	—	—
Class IR Shares(b)
Shares sold	11,815	118,889	1,025	10,010	—	—
Reinvestment of distributions	69	648	—	—	—	—
Shares redeemed	(6)	(55)	(1)	(11)	—	—
	11,878	119,482	1,024	9,999	—	—
Class R Shares(b)
Shares sold	1,308	12,647	1,025	10,010	—	—
Reinvestment of distributions	67	630	—	—	—	—
Shares redeemed	(2)	(16)	(1)	(11)	—	—
	1,373	13,261	1,024	9,999	—	—
Class R6 Shares
Shares sold	200,436	1,910,717	121,810	1,134,819	132,290	1,322,699
Reinvestment of distributions	337,128	3,156,958	333,125	3,048,096	213,378	2,101,769
Shares redeemed	(642,379)	(6,279,840)	(572,414)	(5,513,965)	(1,191,593)	(11,779,177)
	(104,815)	(1,212,165)	(117,479)	(1,331,050)	(845,925)	(8,354,709)
NET DECREASE	(91,430)	$(1,078,203)	(112,061)	$(1,278,185)	(845,925)	$(8,354,709)

(a)	The Portfolios changed their fiscal year end from October 31 to August 31.
(b)	Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2045 Portfolio

	For the Period November 1, 2016 — August 31, 2017(a)		For the Period Ended October 31, 2016(b)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,611	$71,383	1,001	$10,011
Reinvestment of distributions	7	73	—	—
Shares redeemed	(1)	(10)	(1)	(11)
	6,617	71,446	1,000	10,000
Institutional Shares
Shares sold	—	5	995,001	9,950,011
Reinvestment of distributions	8,690	87,162	—	—
Shares redeemed	—	(5)	(1)	(10)
	8,690	87,162	995,000	9,950,001
Service Shares
Shares sold	—	—	1,001	10,011
Reinvestment of distributions	7	70	—	—
Shares redeemed	—	—	(1)	(11)
	7	70	1,000	10,000
Class IR Shares
Shares sold	14,630	160,250	1,001	10,011
Reinvestment of distributions	8	82	—	—
Shares redeemed	(6,852)	(75,444)	(1)	(11)
	7,786	84,888	1,000	10,000
Class R Shares
Shares sold	1,645	17,338	1,001	10,011
Reinvestment of distributions	6	65	—	—
Shares redeemed	(2)	(23)	(1)	(11)
	1,649	17,380	1,000	10,000
Class R6 Shares
Shares sold	250	2,736	1,001	10,011
Reinvestment of distributions	9	88	—	—
Shares redeemed	(1)	(11)	(1)	(11)
	258	2,813	1,000	10,000
NET INCREASE	25,007	$263,759	1,000,000	$10,000,001

(a)	The Portfolios changed their fiscal year end from October 31 to August 31.
(b)	Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2017

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2050 Portfolio

	For the Period November 1, 2016 — August 31, 2017(a)		For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares(b)
Shares sold	3,615	$37,062	1,001	$10,010	—	$—
Reinvestment of distributions	62	600	—	—	—	—
Shares redeemed	(1)	(12)	(1)	(11)	—	—
	3,676	37,650	1,000	9,999	—	—
Institutional Shares(b)
Shares sold	1	5	1,001	10,010	—	—
Reinvestment of distributions	63	614	—	—	—	—
Shares redeemed	(1)	(5)	(1)	(10)	—	—
	63	614	1,000	10,000	—	—
Service Shares(b)
Shares sold	—	—	1,001	10,010	—	—
Reinvestment of distributions	62	596	—	—	—	—
Shares redeemed	—	—	(1)	(11)	—	—
	62	596	1,000	9,999	—	—
Class IR Shares(b)
Shares sold	14,233	149,919	1,001	10,010	—	—
Reinvestment of distributions	63	609	—	—	—	—
Shares redeemed	(495)	(5,184)	(1)	(11)	—	—
	13,801	145,344	1,000	9,999	—	—
Class R Shares(b)
Shares sold	3	25	1,001	10,010	—	—
Reinvestment of distributions	61	591	—	—	—	—
Shares redeemed	—	—	(1)	(11)	—	—
	64	616	1,000	9,999	—	—
Class R6 Shares
Shares sold	284,037	2,820,844	175,129	1,678,882	204,401	2,060,597
Reinvestment of distributions	140,583	1,362,253	104,550	977,547	69,681	690,534
Shares redeemed	(157,962)	(1,599,302)	(128,796)	(1,267,261)	(346,869)	(3,495,489)
	266,658	2,583,795	150,883	1,389,168	(72,787)	(744,358)
NET INCREASE (DECREASE)	284,324	$2,768,615	155,883	$1,439,164	(72,787)	$(744,358)

(a)	The Portfolios changed their fiscal year end from October 31 to August 31.
(b)	Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2055 Portfolio

	For the Period November 1, 2016 — August 31, 2017(a)		For the Period Ended October 31, 2016(b)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,796	$71,928	1,001	$10,011
Reinvestment of distributions	10	98	—	—
Shares redeemed	(1)	(10)	(1)	(11)
	6,805	72,016	1,000	10,000
Institutional Shares
Shares sold	—	5	995,001	9,950,011
Reinvestment of distributions	9,014	91,043	—	—
Shares redeemed	—	(5)	(1)	(10)
	9,014	91,043	995,000	9,950,001
Service Shares
Shares sold	—	—	1,001	10,011
Reinvestment of distributions	7	74	—	—
Shares redeemed	—	—	(1)	(11)
	7	74	1,000	10,000
Class IR Shares
Shares sold	8,035	89,578	1,001	10,011
Reinvestment of distributions	9	86	—	—
Shares redeemed	(1)	(13)	(1)	(11)
	8,043	89,651	1,000	10,000
Class R Shares
Shares sold	—	—	1,001	10,011
Reinvestment of distributions	7	69	—	—
Shares redeemed	—	—	(1)	(11)
	7	69	1,000	10,000
Class R6 Shares
Shares sold	1,444	15,400	1,001	10,011
Reinvestment of distributions	9	92	—	—
Shares redeemed	(2)	(25)	(1)	(11)
	1,451	15,467	1,000	10,000
NET INCREASE	25,327	$268,320	1,000,000	$10,000,001

(a)	The Portfolios changed their fiscal year end from October 31 to August 31.
(b)	Commenced operations on August 22, 2016.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, and Goldman Sachs Target Date 2055 Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, and Goldman Sachs Target Date 2055 Portfolio (each a “Portfolio” of the Goldman Sachs Trust II, hereafter collectively referred to as the “Portfolios”), as of August 31, 2017, and the results of each of their operations for the periods November 1, 2016 through August 31, 2017 and for period November 1, 2015 through October 31, 2016 and changes in each of their net assets for the periods November 1, 2016 through August 31, 2017 and November 1, 2015 through October 31, 2016 (or for Target Date 2025 Portfolio, Target Date 2035 Portfolio, Target Date 2045 Portfolio, and Target Date 2055 Portfolio, the periods from November 1, 2016 through August 31, 2017 and August 22, 2016 (commencement of operations) through October 31, 2016), and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions. With respect to Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2040 Portfolio, and Goldman Sachs Target Date 2050 Portfolio, the financial statements as of October 31, 2015 and for the year ended October 31, 2015 and the financial highlights for each of the periods ended on or prior to October 31, 2015 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 18, 2015 expressed unqualified opinions on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2017

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Fund Expenses — Period Ended August 31, 2017 (Unaudited)

As a shareholder of Class A, Institutional, Service, Class IR, Class R, and Class R6 Shares of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Service and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Service, Class IR, Class R or Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017 (which represents a period of 184 Days).

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Target Date 2020 Portfolio				Target Date 2025 Portfolio				Target Date 2030 Portfolio				Target Date 2035 Portfolio
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Class A
Actual	$1,000.00	$1,033.30		$3.59	$1,000.00	$1,041.20		$3.60	$1,000.00	$1,047.10		$3.66	$1,000.00	$1,050.30		$3.62
Hypothetical 5% return	1,000.00	1,021.68	+	3.57	1,000.00	1,021.68	+	3.57	1,000.00	1,021.63	+	3.62	1,000.00	1,021.68	+	3.57
Institutional
Actual	1,000.00	1,036.40		1.54	1,000.00	1,043.10		1.54	1,000.00	1,049.10		1.55	1,000.00	1,052.30		1.55
Hypothetical 5% return	1,000.00	1,023.69	+	1.53	1,000.00	1,023.69	+	1.53	1,000.00	1,023.69	+	1.53	1,000.00	1,023.69	+	1.53
Service
Actual	1,000.00	1,033.30		4.05	1,000.00	1,041.20		4.12	1,000.00	1,047.10		4.13	1,000.00	1,049.40		4.13
Hypothetical 5% return	1,000.00	1,021.22	+	4.02	1,000.00	1,021.17	+	4.08	1,000.00	1,021.17	+	4.08	1,000.00	1,021.17	+	4.08
Class IR
Actual	1,000.00	1,035.40		2.36	1,000.00	1,043.10		2.37	1,000.00	1,048.10		2.37	1,000.00	1,051.30		2.33
Hypothetical 5% return	1,000.00	1,022.89	+	2.35	1,000.00	1,022.89	+	2.35	1,000.00	1,022.89	+	2.35	1,000.00	1,022.94	+	2.29
Class R
Actual	1,000.00	1,033.30		4.82	1,000.00	1,041.20		4.73	1,000.00	1,046.10		5.00	1,000.00	1,049.40		5.06
Hypothetical 5% return	1,000.00	1,020.47	+	4.79	1,000.00	1,020.57	+	4.69	1,000.00	1,020.32	+	4.94	1,000.00	1,020.26	+	4.99
Class R6
Actual	1,000.00	1,035.30		1.49	1,000.00	1,044.10		1.39	1,000.00	1,049.10		1.50	1,000.00	1,052.30		1.40
Hypothetical 5% return	1,000.00	1,023.74	+	1.48	1,000.00	1,023.84	+	1.38	1,000.00	1,023.74	+	1.48	1,000.00	1,023.84	+	1.38

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Fund Expenses — Period Ended August 31, 2017 (Unaudited) (continued)

	Target Date 2040 Portfolio				Target Date 2045 Portfolio				Target Date 2050 Portfolio				Target Date 2055 Portfolio
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
Class A
Actual	$1,000.00	$1,053.20		$3.73	$1,000.00	$1,055.60		$3.68	$1,000.00	$1,059.30		$3.69	$1,000.00	$1,059.80		$3.63
Hypothetical 5% return	1,000.00	1,021.58	+	3.67	1,000.00	1,021.63	+	3.62	1,000.00	1,021.63	+	3.62	1,000.00	1,021.68	+	3.57
Institutional
Actual	1,000.00	1,055.30		1.61	1,000.00	1,057.50		1.56	1,000.00	1,060.20		1.56	1,000.00	1,062.60		1.56
Hypothetical 5% return	1,000.00	1,023.64	+	1.58	1,000.00	1,023.69	+	1.53	1,000.00	1,023.69	+	1.53	1,000.00	1,023.69	+	1.53
Service
Actual	1,000.00	1,052.20		4.19	1,000.00	1,054.70		4.14	1,000.00	1,058.30		4.15	1,000.00	1,059.80		4.21
Hypothetical 5% return	1,000.00	1,021.12	+	4.13	1,000.00	1,021.17	+	4.08	1,000.00	1,021.17	+	4.08	1,000.00	1,021.12	+	4.13
Class IR
Actual	1,000.00	1,054.20		2.38	1,000.00	1,056.50		2.38	1,000.00	1,059.20		2.39	1,000.00	1,061.70		2.39
Hypothetical 5% return	1,000.00	1,022.89	+	2.35	1,000.00	1,022.89	+	2.35	1,000.00	1,022.89	+	2.35	1,000.00	1,022.89	+	2.35
Class R
Actual	1,000.00	1,051.10		5.01	1,000.00	1,053.70		4.92	1,000.00	1,057.30		5.03	1,000.00	1,058.90		5.03
Hypothetical 5% return	1,000.00	1,020.32	+	4.94	1,000.00	1,020.42	+	4.84	1,000.00	1,020.32	+	4.94	1,000.00	1,020.32	+	4.94
Class R6
Actual	1,000.00	1,055.30		1.50	1,000.00	1,057.50		1.35	1,000.00	1,060.20		1.51	1,000.00	1,062.60		1.35
Hypothetical 5% return	1,000.00	1,023.74	+	1.48	1,000.00	1,023.89	+	1.33	1,000.00	1,023.74	+	1.48	1,000.00	1,023.89	+	1.33

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Service	Class IR	Class R	Class R6
Target Date 2020	0.70%	0.30%	0.79%	0.46%	0.94%	0.29%
Target Date 2025	0.70	0.30	0.80	0.46	0.92	0.27
Target Date 2030	0.71	0.30	0.80	0.46	0.97	0.29
Target Date 2035	0.70	0.30	0.80	0.45	0.98	0.27
Target Date 2040	0.72	0.31	0.81	0.46	0.97	0.29
Target Date 2045	0.71	0.30	0.80	0.46	0.95	0.26
Target Date 2050	0.71	0.30	0.80	0.46	0.97	0.29
Target Date 2055	0.70	0.30	0.81	0.46	0.97	0.26

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, and Goldman Sachs Target Date 2055 Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). Each of the Goldman Sachs Target Date 2020, 2030, 2040, and 2050 Portfolios were successors to corresponding series of the Madison Target Retirement Funds (collectively, the “Predecessor Funds”). Each Predecessor Fund was managed by the Sub-Adviser (as defined below) and had an investment objective and strategy similar to that of the applicable Goldman Sachs Target Date Portfolio, and was reorganized into the applicable Goldman Sachs Target Date Portfolio on August 22, 2016.

The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios. The Management Agreement was most recently approved for continuation until August 31, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 8, 2017 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and Madison Asset Management, LLC (the “Sub-Adviser”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio by the Investment Adviser and its affiliates and the Sub-Adviser, including, as applicable, information about:

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

(i)	the structure, staff, and capabilities of the Investment Adviser and the Sub-Adviser and Sub-Adviser’s portfolio management team;
(ii)	the groups within the Investment Adviser and its affiliates that support the Portfolio or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index, and information on general investment outlooks in the markets in which the Portfolio invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio, including the fees received by the Investment Adviser’s affiliates from the Portfolio for transfer agency, portfolio trading, distribution and other services;

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Portfolio as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; information on the Sub-Adviser’s compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolio by its unaffiliated service providers (including the Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Portfolios and the respective services of the Investment Adviser and its affiliates and the Sub-Adviser. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Independent Trustees periodically received written materials and oral presentations from the funds’ various sub-advisers, including the Sub-Adviser. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees reviewed a written response prepared by the Sub-Adviser to a similar request for information submitted to the Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services (including oversight of the Sub-Adviser’s day-to-day management of the Portfolios) that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolios and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios and the Investment Adviser and its affiliates.

Investment Performance

In considering the investment performance of the Portfolios, the Trustees considered the investment performance of each Portfolio relative to its benchmark, the performance of other comparable registered funds, the Portfolios’ rankings and ratings based on information prepared by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using data provided by the Outside Data Provider. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

The Trustees considered the performance record of each of the Goldman Sachs Target Date 2020, 2030, 2040, and 2050 Portfolios, which included the performance of its corresponding Predecessor Fund. The Trustees noted that the Goldman Sachs Target Date 2020 Portfolio’s Class R6 Shares had placed in the second quartile of the Portfolio’s performance peer group for the three-year period, the third quartile for the five-year period, and the fourth quartile for the one-year period ended June 30, 2017, and had outperformed the Portfolio’s primary benchmark index for the three-year period and underperformed for the one- and five-year periods ended June 30, 2017. They noted that each of the Goldman Sachs Target Date 2030 and 2040 Portfolios’ Class R6 Shares had placed in the first quartile of the Portfolios’ performance peer group for the three-year period, the third quartile for the five-year period, and the fourth quartile for the one-year period ended June 30, 2017, and had outperformed the Portfolios’ primary benchmark index for the three- and five-year periods and underperformed for the one-year period ended June 30, 2017. They noted that the Goldman Sachs Target Date 2050 Portfolio’s Class R6 Shares had placed in the top half of the Portfolio’s performance peer group and had outperformed the Portfolio’s primary benchmark index for the three- and five-year periods ended June 30, 2017, and had placed in the fourth quartile and underperformed the Portfolio’s primary benchmark index for the one-year period ended June 30, 2017. The Trustees concluded that the Goldman Sachs Target Date 2025, 2035, 2045, and 2055 Portfolios did not yet have a meaningful performance history.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Management Fees and Expense Ratios

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Portfolio thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which include both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe. The analyses also compared the Portfolios’ transfer agency, custody, distribution fees, other expenses, and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons prepared by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

The Trustees considered the Investment Adviser’s undertaking to limit each Portfolio’s “other expenses” ratios (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

The Investment Adviser’s Profitability.

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Portfolio was provided for 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Portfolios at the following annual percentage rates of the average daily net assets of the Portfolios:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	0.25%
Next $3 billion	0.23
Over $5 billion	0.21

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with each Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of each Portfolio that exceed specified levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules, including the terms of the minimum sub-advisory fee arrangement (described below). Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolios; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (e) Goldman Sachs’ retention of certain fees as Distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios; and (g) the possibility that the working relationship between the Investment Adviser and the Portfolios’ third party service providers (including the Sub-Adviser) may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel, including the Sub-Adviser, to provide services to the Portfolios because of the reputation of the Goldman Sachs organization; (d) the Portfolios’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Portfolios’ access to certain affiliated distribution channels.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by each Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Management Agreement should be approved and continued with respect to each Portfolio until August 31, 2018.

Sub-Advisory Agreement with Madison Asset Management, LLC

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to each Portfolio by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Portfolio and, with respect to certain Portfolios, the Predecessor Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the fee schedule, including breakpoints, as well as the Investment Adviser’s agreement to pay the Sub-Adviser a minimum sub-advisory fee with respect to the Sub-Adviser’s first three years of service. They noted that the compensation paid to the Sub-Adviser is paid by the Investment Adviser, not by the Portfolios, and that the retention of the Sub-Adviser does not directly increase the fees incurred by the Portfolio for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by each Portfolio and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to each Portfolio and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser are reasonable in light of the services provided by the Sub-Adviser and each Portfolio’s current and reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until August 31, 2018.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 61	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	17	Convergys Corporation (a global leader in customer experience outsourcing); Packaging Corporation of America (producer of container board)
Lawrence Hughes Age: 59	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None
John F. Killian Age: 62	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	17	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2012	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2017, Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2012

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust II — Goldman Sachs Target Date Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2017, 15.04%, 27.41%, 26.35%, 30.04%, 25.78%, 30.84%, 26.88% and 33.78% of the dividends paid from net investment company taxable income by the Target Date 2020, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050 and Target Date 2055 Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2017, the total amount of income received by the Target Date 2020, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050 and Target Date 2055 Portfolios from sources within foreign countries and possessions of the United States was $0.0187, $0.0153, $0.0357, $0.0199, $0.0397, $0.0232, $0.0469 and $0.0269 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Target Date 2020, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050 and Target Date 2055 Portfolios was 5.47%, 16.57%, 17.82%, 20.26%, 17.65%, 22.90%, 20.21% and 25.51%, respectively. The total amount of taxes paid by the Target Date 2020, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050 and Target Date 2055 Portfolios to such countries was $0.0020, $0.0017, $0.0037, $0.0021, $0.0041, $0.0025, $0.0049 and $0.0029 per share, respectively.

For the fiscal year ended August 31, 2017, the Target Date 2020, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050 and Target Date 2055 Portfolios designate 11.76%, 43.27%, 23.24%, 56.55%, 24.23%, 61.49%, 29.19% and 62.55%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios designate $1,887,095, $2,360,440, $1,980,519 and $807,554, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2017.

During the fiscal year ended August 31, 2017, the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios designate $141,846, $54,404, $159,108 and $87,982, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Portfolios’ Form N-Qs are available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, land are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Portfolio holdings and allocations shown are as of August 31, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved 106960-TMPL-10/2017-629370 TARGDATEAR-17/563

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Fund of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2017	2016	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$528,965	$212,110	Financial Statement audits.

Audit-Related Fees:

• PwC	$25,795	$11,328

Tax Fees:

• PwC	$158,592	$74,636

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2017	2016	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,560,883	$1,428,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Fund’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended August 31, 2017 and August 31, 2016 were $184,387 and $85,964 respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended December 31, 2016 and December 31, 2015 were approximately $11.4 million and $14.4 million respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2016 and 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	October 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	October 31, 2017

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	October 31, 2017